Exhibit 10.3

WWP OFFICE, LLC,
a Delaware limited liability company, as mortgagor

(Mortgagor)

to

GERMAN AMERICAN CAPITAL CORPORATION and
BANK OF AMERICA, N.A., collectively as mortgagee

(Mortgagee)

AMENDED AND RESTATED MORTGAGE,
ASSIGNMENT OF LEASES AND RENTS
AND SECURITY AGREEMENT

Dated as of February 25, 2013

Address:	825 Eighth Avenue
(Worldwide Plaza)
New York, New York
Block:	1040
Lot:	29
Section:	4

PREPARED BY AND UPON
RECORDATION RETURN TO:

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036
Attention: Harvey R. Uris, Esq.

AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT

THIS AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (as amended, restated, replaced, supplemented or otherwise modified from time to time, this “Mortgage”) is made as of this 25th day of February, 2013, by WWP OFFICE, LLC, a Delaware limited liability company, having an address at c/o George Comfort & Sons, Inc., 200 Madison Avenue, New York, New York 10016, as mortgagor (“Mortgagor”), for the benefit of GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, having an address at 60 Wall Street, 10th Floor, New York, New York 10005 (together with its successors and assigns, “GACC”), and BANK OF AMERICA, N.A., a national banking association, having an address at One Bryant Park, New York, New York 10036 (together with its successors and assigns, “BOA”, and collectively with GACC, “Mortgagee”).

WITNESSETH:

A.          Mortgagor is the record owner of the fee simple interest in certain real property located at 825 Eighth Avenue, New York, New York as more particularly described on Exhibit A attached hereto and made a part hereof (the “Land”).

B.           Mortgagee, as lender, has made a loan (the “Loan”) in the principal sum of SEVEN HUNDRED AND TEN MILLION AND NO/100 DOLLARS ($710,000,000.00) or so much thereof as may be advanced pursuant to that certain Loan Agreement dated as of the date hereof between Mortgagor and WWP Amenities Holdings, LLC (collectively, “Borrower”), and Mortgagee (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), and evidenced by that certain Consolidated, Amended and Restated Promissory Note dated the date hereof made by Borrower to Mortgagee (the “Consolidated Note”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

C.           Simultaneously herewith, pursuant to the Note Substitution Agreement, dated as of the date hereof, by and among Borrower, GACC and BOA, the Consolidated Note has been substituted with that certain Promissory Note A-1, in the principal sum of THREE HUNDRED FIFTY FIVE MILLION AND NO/100 DOLLARS ($355,000,000.00) dated the date hereof made by Borrower to GACC (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “A-1 Note”), and that certain Promissory Note A-2 in the principal sum of THREE HUNDRED FIFTY FIVE MILLION AND NO/100 DOLLARS ($355,000,000.00) dated the date hereof made by Borrower to BOA (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “A-2-Note”, collectively with the A-1 Note, the “Note”).

D.           The Note is currently secured by the mortgages described on Schedule 1 attached hereto and made a part hereof (collectively, the “Existing Mortgage”), which Existing Mortgage secures an aggregate amount equal to $710,000,000.00.

E.           As a condition of making the Loan and as security for the payment of the Obligations (as defined below), Lender has required, and Mortgagor has agreed to grant, this Mortgage in favor of Lender and, in connection with the Loan, Lender and Mortgagor desire to amend and restate the Existing Mortgage.

F.           Mortgagor and Lender have agreed in the manner hereinafter set forth to amend, modify and restate in their entirety the terms and provisions of the Existing Mortgage on the terms and conditions hereinafter set forth.

G.           Mortgagor and Lender intend these Recitals to be a material part of this Mortgage.

Article I.

GRANTS OF SECURITY

Section 1.01      Property Mortgaged. Mortgagor does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey to Mortgagee and its successors and assigns, WITH POWER OF SALE, all right, title, interest and estate of Mortgagor now owned, or hereafter acquired, in and to the following (collectively, the “Property”):

(a)         Land. The Land;

(b)         Additional Land. All additional lands, estates and development rights hereafter acquired by Mortgagor for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Mortgage;

(c)         Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (collectively, the “Improvements”);

(d)         Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Mortgagor of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

(e)         Equipment. All “equipment,” as such term is defined in Article 9 of the Uniform Commercial Code (as hereinafter defined), now owned or hereafter acquired by Mortgagor, which is used at or in connection with the Improvements or the Land or is located thereon or therein (including, but not limited to, all machinery, equipment, furnishings, and electronic data-processing and other office equipment now owned or hereafter acquired by Mortgagor and any and all additions, substitutions and replacements of any of the foregoing), together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto (collectively, the “Equipment”). Notwithstanding the foregoing, Equipment shall not include any property belonging to Tenants under Leases except to the extent that Mortgagor shall have any right or interest therein;

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(f)          Fixtures. All Equipment now owned, or the ownership of which is hereafter acquired, by Mortgagor which is so related to the Land and Improvements forming part of the Property that it is deemed fixtures or real property under the law of the particular state in which the Equipment is located, including, without limitation, all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on the Property, construction equipment, appliances, machinery, plant equipment, fittings, apparatuses, fixtures and other items now or hereafter attached to, installed in or used in connection with (temporarily or permanently) any of the Improvements or the Land, including, but not limited to, engines, devices for the operation of pumps, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatuses and equipment, heating, ventilating, plumbing, laundry, incinerating, electrical, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, pollution control equipment, security systems, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities, utility lines and equipment (whether owned individually or jointly with others, and, if owned jointly, to the extent of Mortgagor’s interest therein) and all other utilities whether or not situated in easements, all water tanks, water supply, water power sites, fuel stations, fuel tanks, fuel supply, and all other structures, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof (collectively, the “Fixtures”). Notwithstanding the foregoing, “Fixtures” shall not include any property which Tenants are entitled to remove pursuant to Leases except to the extent that Mortgagor shall have any right or interest therein;

(g)         Personal Property. All furniture, furnishings, objects of art, machinery, goods, tools, supplies, appliances, general intangibles, contract rights, accounts, accounts receivable, franchises, licenses, certificates and permits, and all other personal property of any kind or character whatsoever (as defined in and subject to the provisions of the Uniform Commercial Code), other than Fixtures, which are now or hereafter owned by Mortgagor and which are located within or about the Land and the Improvements, together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof (collectively, the “Personal Property”), and the right, title and interest of Mortgagor in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (as amended from time to time, the “Uniform Commercial Code”), superior in lien to the lien of this Mortgage, and all proceeds and products of any of the above;

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(h)         Leases and Rents. All leases, subleases or subsubleases, lettings, licenses, concessions or other agreements (whether written or oral) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of the Land and the Improvements, and every modification, amendment or other agreement relating to such leases, subleases, subsubleases, or other agreements entered into in connection with such leases, subleases, subsubleases, or other agreements and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, heretofore or hereafter entered into, whether before or after the filing by or against Mortgagor of any petition for relief under 11 U.S.C. §101 et seq., as the same may be amended from time to time (the “Bankruptcy Code”) (collectively, the “Leases”), and all right, title and interest of Mortgagor, its successors and assigns, therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements, whether paid or accruing before or after the filing by or against Mortgagor of any petition for relief under the Bankruptcy Code (collectively, the “Rents”), and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment and performance of the Obligations, including the payment of the Debt;

(i)          Condemnation Awards. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including, but not limited to, any transfer made in lieu of or in anticipation of the exercise of such right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

(j)          Insurance Proceeds. All proceeds in respect of the Property under any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments or settlements made in lieu thereof, for damage to the Property;

(k)         Tax Certiorari. All refunds, rebates or credits in connection with any reduction in Taxes or Other Charges charged against the Property as a result of tax certiorari proceedings or any other applications or proceedings for reduction;

(l)          Rights. The right, in the name and on behalf of Mortgagor, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Mortgagee in the Property;

(m)        Agreements. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Mortgagor therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Mortgagor thereunder;

(n)         Intellectual Property. All tradenames, trademarks, servicemarks, logos, copyrights, goodwill, URLs or other online media, books and records and all other general intangibles relating to or used in connection with the operation of the Property;

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(o)         Accounts. All (i) accounts receivable, (ii) credit card receivables, and (iii) reserves, escrows and deposit accounts maintained by Mortgagor with respect to the Property, including, without limitation, all accounts established or maintained pursuant to the Loan Agreement, the Cash Management Agreement, the Clearing Account Agreement or any other Loan Document, together with all deposits or wire transfers made to such accounts, and all cash, checks, drafts, certificates, securities, investment property, financial assets, instruments and other property held therein from time to time, and all proceeds, products, distributions, dividends and/or substitutions thereon and thereof;

(p)         Uniform Commercial Code Property. All documents, instruments, chattel paper and intangibles, as the foregoing terms are defined in the Uniform Commercial Code, and general intangibles relating to the Property;

(q)         Minerals. All minerals, crops, timber, trees, shrubs, flowers and landscaping features now or hereafter located on, under or above Land;

(r)          Proceeds. All proceeds of any of the foregoing, including, without limitation, proceeds of insurance and condemnation awards, whether in cash or in liquidation or other claims, or otherwise; and

(s)         Other Rights. Any and all other rights of Mortgagor in and to the items set forth in Subsections (a) through (r) above.

AND, without limiting any of the other provisions of this Mortgage, to the extent permitted by applicable law, Mortgagor expressly grants to Mortgagee, as secured party, a security interest in the portion of the Property which is or may be subject to the provisions of the Uniform Commercial Code which are applicable to secured transactions; it being understood and agreed that the Improvements and Fixtures are part and parcel of the Land (the Land, the Improvements and the Fixtures collectively referred to as the “Real Property”) appropriated to the use thereof and, whether affixed or annexed to the Land or not, shall for the purposes of this Mortgage be deemed conclusively to be real estate and mortgaged hereby.

Section 1.02       Assignment of Rents. Mortgagor hereby absolutely and unconditionally assigns to Mortgagee all of Mortgagor’s right, title and interest in and to all current and future Leases and Rents; it being intended by Mortgagor that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of the Assignment of Leases, the Cash Management Agreement, and Section 7.01(i) of this Mortgage, Mortgagee grants to Mortgagor a revocable license to collect, receive, use and enjoy the Rents. Mortgagor shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.

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Section 1.03       Security Agreement. This Mortgage is both a real property mortgage and a “security agreement” within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Mortgagor in the Property. By executing and delivering this Mortgage, Mortgagor hereby grants to Mortgagee, as security for the Obligations, a security interest in the Fixtures, the Equipment, the Personal Property and the other property constituting the Property to the full extent that the Fixtures, the Equipment, the Personal Property and such other property may be subject to the Uniform Commercial Code (said portion of the Property so subject to the Uniform Commercial Code being called the “Collateral”). If an Event of Default shall occur and be continuing, Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Mortgagee after the occurrence and during the continuance of an Event of Default, Mortgagor shall, at its expense, assemble the Collateral and make it available to Mortgagee at a convenient place (at the Land if tangible property) reasonably acceptable to Mortgagee. Mortgagor shall pay to Mortgagee on demand any and all reasonable, out-of-pocket expenses, including reasonable attorneys’ fees and costs, actually incurred or paid by Mortgagee in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral after the occurrence and during the continuance of an Event of Default. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Collateral sent to Mortgagor in accordance with the provisions hereof at least ten (10) Business Days prior to such action, shall, except as otherwise provided by applicable law, constitute reasonable notice to Mortgagor. The proceeds of any disposition of the Collateral, or any part thereof, may, except as otherwise required by applicable law, be applied by Mortgagee to the payment of the Debt in such priority and proportions as Mortgagee in its discretion shall deem proper. The principal place of business of Mortgagor (Debtor) is as set forth on page one hereof and the address of Mortgagee (Secured Party) is as set forth on page one hereof.

Section 1.04      Fixture Filing. Certain of the Property is or will become “fixtures” (as that term is defined in the Uniform Commercial Code) on the Land, described or referred to in this Mortgage, and this Mortgage, upon being filed for record in the real estate records of the city or county wherein such fixtures are situated, shall operate also as a financing statement naming Mortgagor as the Debtor and Mortgagee as the Secured Party filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures. Mortgagor authorizes the Mortgagee to file or record financing statements and other filing or recording documents or instruments with respect to the Property without the signature of the Mortgagor in such form and in such offices as the Mortgagee reasonably determines appropriate to perfect the security interests of the Mortgagee. Such financing statements may describe the Property in the same manner as described in this Mortgage or may contain an indication or description of collateral that describes such property in any other manner as the Mortgagee may determine, in its reasonable discretion, is necessary or prudent to ensure the perfection of the security interest in the Property granted to the Mortgagee in connection herewith, including, without limitation, describing such property as "All assets whether now owned or hereafter acquired." or "All personal property whether now owned or hereafter acquired" or words of similar meaning.

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RESTATEMENT OF MORTGAGE

The Existing Mortgage and the lien thereof is a single first priority lien subject to the Permitted Encumbrances, covering the Property and securing the indebtedness evidenced by the Note in the principal sum of $710,000,000.00 together with interest thereon as provided in the Note and/or the Loan Agreement, and the terms, covenants, conditions and provisions of the Existing Mortgage are hereby modified, amended and restated in their entirety so that henceforth the terms, covenants, conditions and provisions of the Existing Mortgage shall read and be as set forth in this Mortgage, and Mortgagor agrees to comply with, and be subject to, all of the terms, covenants and conditions of this Mortgage.

Mortgagor hereby certifies that this Mortgage secures the same indebtedness evidenced by the Note and secured by the Existing Mortgage (as modified by this Mortgage pursuant the immediately preceding paragraph), respectively, and secures no further or other indebtedness or obligation. Neither this Mortgage nor anything contained herein shall be construed as a substitution or novation of Mortgagor’s indebtedness to Mortgagee or of the Existing Mortgage, which Existing Mortgage shall remain in full force and effect as hereby confirmed, modified, restated and superseded.

This Mortgage is an extension and continuation of the existing indebtedness evidenced by the Note and secured by the Existing Mortgage, as modified, amended and restated by this Mortgage.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS MORTGAGE, THE MAXIMUM PRINCIPAL AMOUNT OF INDEBTEDNESS SECURED BY THIS MORTGAGE AT EXECUTION OR WHICH UNDER ANY CONTINGENCY MAY BE SECURED HEREBY AT ANY TIME HEREAFTER IS $710,000,000.00.

The Existing Mortgage, as modified, amended and restated in its entirety pursuant to this Mortgage, and the obligations of Mortgagor hereunder, are hereby ratified and confirmed, and shall remain in full force and effect until the full performance and satisfaction of all obligations of Mortgagor as provided herein.

CONDITIONS TO GRANT

TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Mortgagee and its successors and assigns, forever;

PROVIDED, HOWEVER, these presents are upon the express condition that, if Mortgagor shall well and truly pay and perform the Obligations (including the payment of the Debt (as defined below)) at the time and in the manner provided in this Mortgage, the Note, the Loan Agreement and the other Loan Documents, and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, the Loan Agreement and the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void; provided, however, that Mortgagor’s obligation to indemnify and hold harmless Mortgagee pursuant to the provisions hereof shall survive any such payment or release in accordance with the terms of this Mortgage and the other Loan Documents.

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Article II.

DEBT AND OBLIGATIONS SECURED

Section 2.01       Obligations. This Mortgage and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the Obligations, including, but not limited to, the payment of the outstanding principal amount of the Loan together with all interest accrued and unpaid thereon and all other sums due to Mortgagee in respect of the Loan and the Loan Documents (the “Debt”).

Section 2.02       Other Obligations. This Mortgage and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the following (collectively, the “Other Obligations”):

(a)         the performance of all other obligations of Mortgagor contained herein;

(b)         the performance of each obligation of Mortgagor contained in the Loan Agreement and in each other Loan Document; and

(c)         the performance of each obligation of Mortgagor contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, the Loan Agreement or any other Loan Document.

Section 2.03      Debt and Other Obligations. Mortgagor’s obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively herein as the “Obligations.”

Section 2.04      Loan Repayment and Defeasance. Provided no Event of Default exists, this Mortgage will be satisfied and discharged of record or assigned by Mortgagee prior to the Maturity Date only in accordance with the terms and provisions set forth in the Loan Agreement.

Article III.

Mortgagor COVENANTS

Mortgagor covenants and agrees that throughout the term of the Loan:

Section 3.01       Payment of Debt. Mortgagor will pay the Debt at the time and in the manner provided in the Loan Agreement, the Note and this Mortgage.

Section 3.02       Incorporation by Reference. All the covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Note, and (c) all and any of the other Loan Documents, are hereby made a part of this Mortgage to the same extent and with the same force as if fully set forth herein. Without limiting the generality of the foregoing, Mortgagor (i) agrees to insure, repair, maintain and restore damage to the Property, pay Taxes and Other Charges, and comply with Legal Requirements, each in accordance with the Loan Agreement, and (ii) agrees that the Insurance Proceeds and Awards shall be settled, held, applied and/or disbursed in accordance with the Loan Agreement.

Section 3.03      Performance of Other Agreements. Mortgagor shall observe and perform each and every term, covenant and provision to be observed or performed by Mortgagor pursuant to the Loan Agreement, any other Loan Document and any other agreement or recorded instrument affecting or pertaining to the Property, and any amendments, modifications or changes thereto.

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Article IV.

OBLIGATIONS AND RELIANCES

Section 4.01       Relationship of Mortgagor and Mortgagee. The relationship between Mortgagor and Mortgagee is solely that of debtor and creditor, and Mortgagee has no fiduciary or other special relationship with Mortgagor, and no term or condition of any of the Loan Agreement, the Note, this Mortgage or the other Loan Documents shall be construed so as to deem the relationship between Mortgagor and Mortgagee to be other than that of debtor and creditor.

Section 4.02       No Reliance on Mortgagee. The general partners, members, principals and (if Mortgagor is a trust) beneficial owners of Mortgagor, as applicable, are experienced in the ownership and operation of properties similar to the Property, and Mortgagor and Mortgagee are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Mortgagor is not relying on Mortgagee’s expertise, business acumen or advice in connection with the Property.

Section 4.03       No Mortgagee Obligations.

(a)         Notwithstanding the provisions of Subsections 1.01(h) and (m) or Section 1.02, Mortgagee is not undertaking the performance of (i) any obligations under the Leases, or (ii) any obligations with respect to any other agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses or other documents.

(b)         By accepting or approving anything required to be observed, performed or fulfilled or to be given to Mortgagee pursuant to this Mortgage, the Loan Agreement, the Note or the other Loan Documents, including, without limitation, any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Mortgagee shall not be deemed to have warranted, consented to, or affirmed the sufficiency, legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Mortgagee.

Section 4.04       Reliance. Mortgagor recognizes and acknowledges that in accepting the Loan Agreement, the Note, this Mortgage and the other Loan Documents, Mortgagee is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Article 3 of the Loan Agreement without any obligation to investigate the Property and notwithstanding any investigation of the Property by Mortgagee; that such reliance existed on the part of Mortgagee prior to the date hereof; that the warranties and representations are a material inducement to Mortgagee in making the Loan; and that Mortgagee would not be willing to make the Loan and accept this Mortgage in the absence of the warranties and representations as set forth in Article 3 of the Loan Agreement.

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Article V.

FURTHER ASSURANCES

Section 5.01       Recording of Mortgage, Etc. Mortgagor forthwith upon the execution and delivery of this Mortgage and thereafter, from time to time, will cause this Mortgage and any of the other Loan Documents creating a Lien or security interest or evidencing the Lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the Lien or security interest hereof upon, and the interest of Mortgagee in, the Property. Mortgagor will pay all taxes, filing, registration or recording fees, and all reasonable out-of-pocket expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Mortgage, the other Loan Documents, any note, deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of any of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of any of the foregoing documents, except where prohibited by law so to do.

Section 5.02       Further Acts, Etc. Mortgagor will, at the cost of Mortgagor, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, mortgages, assignments, notices of assignments, transfers and assurances as Mortgagee shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Mortgagee the property and rights hereby mortgaged, deeded, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage, or for complying with all Legal Requirements. Mortgagor, on demand, will execute and deliver, and in the event it shall fail to so execute and deliver, hereby authorizes Mortgagee to execute in the name of Mortgagor or without the signature of Mortgagor to the extent Mortgagee may lawfully do so, one or more financing statements to evidence more effectively the security interest of Mortgagee in the Property. Mortgagor grants to Mortgagee an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Mortgagee at law and in equity, including, without limitation, perfecting and exercising such rights and remedies available to Mortgagee pursuant to this Section 5.02, provided, that, Mortgagee shall not use such power of attorney to exercise any remedy unrelated to perfecting or further securing its rights hereunder other than following the occurrence of an Event of Default and the continuance thereof.

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Section 5.03       Changes in Tax, Debt, Credit and Documentary Stamp Laws.

(a)         If any law is enacted or adopted or amended after the date of this Mortgage which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Mortgagee’s interest in the Property, Mortgagor will pay the tax, with interest and penalties thereon, if any. If Mortgagee is advised by counsel chosen by it that the payment of tax by Mortgagor would be unlawful or taxable to Mortgagee or unenforceable or provide the basis for a defense of usury, then Mortgagee shall have the option by written notice of not less than one hundred twenty (120) days to declare the Debt immediately due and payable (provided that no penalty, premium, fee, or other charge otherwise due in connection with an early payment of principal, including, but not limited to any spread or yield maintenance premium, shall be due or payable by Borrower in connection therewith).

(b)         Mortgagor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Mortgage or the Debt. If such claim, credit or deduction shall be required by law, Mortgagee shall have the option, by written notice of not less than one hundred twenty (120) days, to declare the Debt immediately due and payable (provided that no penalty, premium, fee, or other charge otherwise due in connection with an early payment of principal, including, but not limited to any spread or yield maintenance premium, shall be due or payable by Borrower in connection therewith).

(c)         If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Mortgage, or any of the other Loan Documents or shall impose any other tax or charge on the same, Mortgagor will pay for the same, with interest and penalties thereon, if any.

Article VI.

DUE ON SALE/ENCUMBRANCE

Section 6.01       Mortgagee Reliance. Mortgagor acknowledges that Mortgagee has examined and relied on the experience of Mortgagor and its general partners, members, principals and (if Mortgagor is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on Mortgagor’s ownership of the Property as a means of maintaining the value of the Property as security for the payment and performance of the Obligations, including the repayment of the Debt. Mortgagor acknowledges that Mortgagee has a valid interest in maintaining the value of the Property so as to ensure that, should Mortgagor default in the payment and/or performance of the Obligations, including the repayment of the Debt, Mortgagee can recover the Debt by a sale of the Property.

Section 6.02       No Transfer. Mortgagor shall not permit or suffer any Transfer to occur except in accordance with the terms of the Loan Agreement.

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Article VII.

RIGHTS AND REMEDIES UPON DEFAULT

Section 7.01       Remedies. Upon the occurrence and during the continuance of any Event of Default, Mortgagor agrees that Mortgagee may take such action, without notice or demand, except as provided in Section 9.03, as it deems advisable to protect and enforce its rights against Mortgagor and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee:

(a)         declare the entire unpaid Debt to be immediately due and payable;

(b)         institute proceedings, judicial or otherwise, for the complete foreclosure of this Mortgage under any applicable provision of law, in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

(c)         with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Mortgage for the balance of the Obligations not then due, unimpaired and without loss of priority;

(d)         sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Mortgagor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof, all as may be required or permitted by law; and, without limiting the foregoing:

(e)         (i)        In connection with any sale or sales hereunder, Mortgagee shall be entitled to elect to treat any of the Property which consists of (x) a right in action that can be severed from the Real Property covered hereby, or (y) property that can be severed from the Real Property covered hereby, or (z) any improvements (without causing material structural damage thereto), as if the same were personal property, and dispose of the same in accordance with applicable law, separate and apart from the sale of the Real Property. Where the Property consists of Real Property, Personal Property, Equipment or Fixtures, whether or not such Personal Property or Equipment is located on or within the Real Property, Mortgagee shall be entitled to elect to exercise its rights and remedies against any or all of the Real Property, Personal Property, Equipment and Fixtures in such order and manner as is now or hereafter permitted by applicable law;

(ii)         Mortgagee shall be entitled to elect to proceed against any or all of the Real Property, Personal Property, Equipment and Fixtures in any manner permitted under applicable law; and if Mortgagee so elects pursuant to applicable law, the power of sale herein granted shall, to the extent not prohibited by applicable law, be exercisable with respect to all or any of the Real Property, Personal Property, Equipment and Fixtures covered hereby, as designated by Mortgagee and Mortgagee is hereby authorized and empowered to conduct any such sale of any Real Property, Personal Property, Equipment and Fixtures in accordance with the procedures applicable to Real Property;

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(iii)        Should Mortgagee elect to sell any portion of the Property which is Real Property or which is Personal Property, Equipment or Fixtures that the Mortgagee has elected under applicable law to sell together with Real Property in accordance with the laws governing a sale of the Real Property, Mortgagee shall give such notice of the occurrence of an Event of Default, if any, and its election to sell such Property, each as may then be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, subject to the terms hereof and of the other Loan Documents, and without the necessity of any demand on Mortgagor unless required by applicable law, Mortgagee at the time and place specified in the notice of sale, shall sell such Real Property or part thereof at public auction to the highest bidder for cash in lawful money of the United States. Mortgagee may from time to time postpone any sale hereunder by public announcement thereof at the time and place noticed for any such sale; and

(iv)        If the Property consists of several lots, parcels or items of property, Mortgagee shall, subject to applicable law, (A) designate the order in which such lots, parcels or items shall be offered for sale or sold, or (B) elect to sell such lots, parcels or items through a single sale, or through two or more successive sales, or in any other manner Mortgagee designates. Any Person, including Mortgagor or Mortgagee, may purchase at any sale hereunder. Should Mortgagee desire that more than one sale or other disposition of the Property be conducted, Mortgagee shall, subject to applicable law, cause such sales or dispositions to be conducted simultaneously, or successively, on the same day, or at such different days or times and in such order as Mortgagee may designate, and no such sale shall terminate or otherwise affect the Lien of this Mortgage on any part of the Property not sold until all the Obligations have been satisfied in full. In the event Mortgagee elects to dispose of the Property through more than one sale, except as otherwise provided by applicable law, Mortgagor agrees to pay the costs and expenses of each such sale and of any judicial proceedings wherein such sale may be made;

(f)          institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note, in the Loan Agreement or in the other Loan Documents;

(g)         recover judgment on the Note either before, during or after any proceedings for the enforcement of this Mortgage or the other Loan Documents;

(h)         apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Mortgagor, any guarantor or indemnitor with respect to the Loan or any Person otherwise liable for the payment of the Debt or any part thereof;

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(i)          the license granted to Mortgagor under Section 1.02 hereof shall automatically be revoked and Mortgagee may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Mortgagor and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Mortgagor and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Mortgagor agrees to surrender possession of the Property and of such books, records and accounts to Mortgagee upon demand, and thereupon Mortgagee may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Mortgagee deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Mortgagor with respect to the Property, whether in the name of Mortgagor or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Mortgagor to pay monthly in advance to Mortgagee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Mortgagor; (vi) require Mortgagor to vacate and surrender possession of the Property to Mortgagee or to such receiver and, in default thereof, Mortgagor may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment and performance of the Obligations (including, without limitation, the payment of the Debt), in such order, priority and proportions as Mortgagee shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys’ fees and costs) actually incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, Insurance Premiums and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Mortgagee, its counsel, agents and employees provided, however, that the license granted by Section 1.02 shall be automatically reinstated on the cure of the Event of Default to the extent there is a cure right in the Loan Agreement or Lender otherwise accepts a cure of such Event of Default;

(j)          exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Fixtures, the Equipment and/or the Personal Property, or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the Fixtures, the Equipment and the Personal Property, and (ii) request Mortgagor, at its sole cost and expense, to assemble the Fixtures, the Equipment and/or the Personal Property and make it available to Mortgagee at a convenient place acceptable to Mortgagee. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Fixtures, the Equipment and/or the Personal Property sent to Mortgagor in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Mortgagor;

(k)          apply any sums then deposited or held in escrow or otherwise by or on behalf of Mortgagee in accordance with the terms of the Loan Agreement, this Mortgage or any other Loan Document to the payment of the following items in any order in its sole discretion:

(i)          Taxes and Other Charges;

(ii)         Insurance Premiums;

(iii)        Interest on the unpaid principal balance of the Note;

(iv)        Amortization of the unpaid principal balance of the Note; and/or

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(v)         All other sums payable pursuant to the Note, the Prepayment Fee (if applicable), the Loan Agreement, this Mortgage and the other Loan Documents, including, without limitation, advances made by Mortgagee pursuant to the terms of this Mortgage;

(l)          pursue such other remedies as may be available at law or in equity; and/or

(m)        apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Mortgagee shall deem to be appropriate in its sole discretion.

In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of Property, this Mortgage shall continue as a Lien and security interest on the remaining portion of the Property unimpaired and without loss of priority.

Section 7.02      Application of Proceeds. The purchase money proceeds and avails of any disposition of the Property or any part thereof, or any other sums collected by Mortgagee pursuant to the Note, this Mortgage or the other Loan Documents, in either case upon the occurrence and during the continuance of an Event of Default, may be applied by Mortgagee to the payment of the Obligations in such priority and proportions as Mortgagee in its discretion shall deem proper, to the extent consistent with law.

Section 7.03       Right to Cure Defaults. Upon the occurrence and during the continuance of any Event of Default, Mortgagee may, but without any obligation to do so and without notice to or demand on Mortgagor and without releasing Mortgagor from any obligation hereunder, perform the obligations in Default in such manner and to such extent as Mortgagee may deem necessary to protect the security hereof. Upon the occurrence and during the continuance of any Event of Default, Mortgagee is authorized to enter upon the Property for such purposes or appear in, defend or bring any action or proceeding to protect its interest in the Property or to foreclose this Mortgage or collect the Debt, and the cost and expense thereof (including reasonable attorneys’ fees and disbursements to the extent permitted by law), with interest thereon at the Default Rate for the period after notice from Mortgagee that such cost or expense was incurred to the date of payment to Mortgagee, shall constitute a portion of the Debt, shall be secured by this Mortgage and the other Loan Documents and shall be due and payable to Mortgagee upon demand.

Section 7.04       Other Rights, Etc.

(a)         The failure of Mortgagee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Mortgage. Mortgagor shall not be relieved of Mortgagor’s obligations hereunder by reason of (i) the failure of Mortgagee to comply with any request of Mortgagor or any guarantor or indemnitor with respect to the Loan to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any Person liable for the Obligations or any portion thereof, or (iii) any agreement or stipulation by Mortgagee extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Mortgage or the other Loan Documents.

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(b)         It is agreed that the risk of loss or damage to the Property is on Mortgagor, and Mortgagee shall have no liability whatsoever for any decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Mortgagee shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Property or collateral not in Mortgagee’s possession.

(c)         Upon the occurrence and during the continuance of an Event of Default, Mortgagee may resort for the payment and performance of the Obligations (including, but not limited to, the payment of the Debt) to any other security held by Mortgagee in such order and manner as Mortgagee, in its discretion, may elect. Mortgagee may take action to recover the Debt, or any portion thereof, or to enforce the Other Obligations or any covenant hereof, without prejudice to the right of Mortgagee thereafter to foreclose this Mortgage. The rights of Mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

Section 7.05       Right to Release Any Portion of the Property. Mortgagee may release any portion of the Property for such consideration as Mortgagee may require without, as to the remainder of the Property, in any way impairing or affecting the Lien or priority of this Mortgage, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the Debt shall have been reduced by the actual monetary consideration, if any, received by Mortgagee for such release, and Mortgagee may accept by assignment, pledge or otherwise any other property in place thereof as Mortgagee may require without being accountable for so doing to any other lienholder. This Mortgage shall continue as a Lien and security interest in the remaining portion of the Property.

Section 7.06       Violation of Laws. If the Property is not in full compliance with all Legal Requirements, Mortgagee may impose additional requirements upon Mortgagor in connection herewith, including, without limitation, monetary reserves or financial equivalents.

Section 7.07       Right of Entry. Upon reasonable notice (which may be given verbally) to Mortgagor, Mortgagee and its agents shall have the right to enter and inspect the Property at all reasonable times (subject to the rights of Tenants).

Article VIII.

INDEMNIFICATION

Section 8.01      Mortgage and/or Intangible Tax. Mortgagor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless Mortgagee and any Person claiming by or through Mortgagee (collectively with Mortgagee, the “Indemnified Parties”) from and against any and all losses actually imposed upon or actually incurred by or actually asserted against any Indemnified Party and directly or indirectly arising out of or in any way relating to any mortgage, recording, stamp, intangible or other similar taxes required to be paid by any Person under applicable Legal Requirements in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of this Mortgage or any of the Loan Documents (but excluding any income, franchise or other similar taxes).

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Section 8.02      Duty to Defend; Attorneys’ Fees and Other Fees and Expenses. Upon written request by any Indemnified Party, Mortgagor shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals reasonably approved by the Indemnified Parties. Notwithstanding the foregoing, if the defendants in any such claim or proceeding include both Mortgagor and any Indemnified Party and Mortgagor and such Indemnified Party shall have reasonably concluded that there are any legal defenses available to it and/or other Indemnified Parties that are different from or in addition to those available to Mortgagor, such Indemnified Party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party. Upon demand, Mortgagor shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of the reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals actually incurred in connection therewith. Without the prior written consent of Lender (which consent shall not be unreasonably withheld or delayed), no indemnifying party shall settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action, suit or proceeding) unless the indemnifying party shall have given Lender reasonable prior written notice thereof and shall have obtained an unconditional release of each indemnified party hereunder from all liability arising out of such claim, action, suit or proceedings without any admission of guilt, liability, wrongdoing, or culpability by or on behalf of Lender (or any statement which could be interpreted as such an admission). If the defendants in any such action include both the Indemnified Party and the indemnifying party, without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld or delayed), no Indemnified Party shall settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action, suit or proceeding) unless the Indemnified Party shall have obtained an unconditional release of each indemnifying party hereunder from all liability arising out of such claim, action, suit or proceedings.

Article IX.

WAIVERS

Section 9.01       Waiver of Counterclaim. To the extent permitted by applicable law, Mortgagor hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Mortgagee arising out of or in any way connected with this Mortgage, the Loan Agreement, the Note, any of the other Loan Documents or the Obligations.

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Section 9.02      Marshalling and Other Matters. To the extent permitted by applicable law, Mortgagor hereby waives the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, to the extent permitted by applicable law, Mortgagor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage on behalf of Mortgagor, and on behalf of each and every Person acquiring any interest in or title to the Property subsequent to the date of this Mortgage. Without limiting the generality of the foregoing, and without limitation as to any other right or remedy provided to Mortgagee in this Mortgage or the other Loan Documents, if an Event of Default has occurred and is continuing (i) Mortgagee shall have the right to pursue all of its rights and remedies under this Mortgage and the Loan Documents, at law and/or in equity, in one proceeding, or separately and independently in separate proceedings from time to time, as Mortgagee, in its sole and absolute discretion, shall determine from time to time, (ii) Mortgagee shall not be required to either marshall assets or sell the Property and/or the Collateral in any particular order of alienation (and may sell the same simultaneously and together or separately), or be subject to any “one action” or “election of remedies” law or rule with respect to the Property and/or the Collateral, (iii) the exercise by Mortgagee of any remedies against any one item of Property will not impede Mortgagee, (iv) all liens and other rights, remedies or privileges provided to Mortgagee herein shall remain in full force and effect until Mortgagee has exhausted all of its remedies against the Property and all Property has been foreclosed, sold and/or otherwise realized upon in satisfaction of the Debt, and (v) Mortgagee may resort for the payment of the Debt to any security held by Mortgagee in such order and manner as Mortgagee, in its discretion, may elect and Mortgagee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Mortgagee thereafter to foreclose this Mortgage.

Section 9.03       Waiver of Notice. To the extent permitted by applicable law, Mortgagor shall not be entitled to any notices of any nature whatsoever from Mortgagee, except with respect to matters for which this Mortgage or the Loan Documents specifically and expressly provide for the giving of notice by Mortgagee to Mortgagor, and except with respect to matters for which Mortgagee is required by applicable law to give notice, and Mortgagor hereby expressly waives the right to receive any notice from Mortgagee with respect to any matter for which this Mortgage or the Loan Documents do not specifically and expressly provide for the giving of notice by Mortgagee to Mortgagor.

Section 9.04       Waiver of Statute of Limitations. To the extent permitted by applicable law, Mortgagor hereby expressly waives and releases its right to plead any statute of limitations as a defense to the payment and performance of the Obligations (including, without limitation, the payment of the Debt).

Section 9.05       Waiver of Jury Trial. MORTGAGOR AND MORTGAGEE HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND FOREVER WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST, WITH REGARD TO THE NOTE, THIS MORTGAGE OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY MORTGAGOR AND MORTGAGEE AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. MORTGAGEE AND MORTGAGOR EACH ARE HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

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Section 9.06      Survival. The indemnifications made pursuant to Article 8 herein and, except as provided in the Environmental Indemnity, the representations and warranties, covenants, and other obligations arising under the Environmental Indemnity, shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by (a) any satisfaction, release or other termination of this Mortgage or any other Loan Document, (b) any assignment or other transfer of all or any portion of this Mortgage or any other Loan Document or Mortgagee’s interest in the Property (but, in such case, such indemnifications shall benefit both the Indemnified Parties and any such assignee or transferee), (c) any exercise of Mortgagee’s rights and remedies pursuant hereto, including, but not limited to, foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Loan Agreement, the Note or any of the other Loan Documents, any transfer of all or any portion of the Property (whether by Mortgagor or by Mortgagee following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), (d) any amendment to this Mortgage, the Loan Agreement, the Note or any other Loan Document, and/or (e) any act or omission that might otherwise be construed as a release or discharge of Mortgagor from the Obligations or any portion thereof.

Article X.

EXCULPATION

The provisions of Section 10.1 of the Loan Agreement are hereby incorporated by reference into this Mortgage to the same extent and with the same force as if fully set forth herein.

Article XI.

NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

Article XII.

APPLICABLE LAW

Section 12.01     Governing Law; Jurisdiction; Service of Process. WITH RESPECT TO MATTERS RELATING TO THE CREATION, PERFECTION AND PROCEDURES RELATING TO THE ENFORCEMENT OF THIS MORTGAGE, THIS MORTGAGE SHALL BE GOVERNED BY, AND BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, EXCEPT AS EXPRESSLY SET FORTH ABOVE IN THIS PARAGRAPH AND TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES SHALL GOVERN ALL MATTERS RELATING TO THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS AND ALL OF THE INDEBTEDNESS OR OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. ALL PROVISIONS OF THE LOAN AGREEMENT INCORPORATED HEREIN BY REFERENCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, AS SET FORTH IN THE GOVERNING LAW PROVISION OF THE LOAN AGREEMENT.

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Section 12.02    Usury Laws. Notwithstanding anything to the contrary, (a) all agreements and communications between Mortgagor and Mortgagee are hereby and shall automatically be limited so that, after taking into account all amounts deemed to constitute interest, the interest contracted for, charged or received by Mortgagee shall never exceed the Maximum Legal Rate, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Mortgagor to Mortgagee, and (c) if through any contingency or event, Mortgagee receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Mortgagor to Mortgagee, or if there is no such indebtedness, shall immediately be returned to Mortgagor.

Section 12.03    Provisions Subject to Applicable Law. All rights, powers and remedies provided in this Mortgage may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Mortgage invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Mortgage or any application thereof shall be invalid or unenforceable, the remainder of this Mortgage and any other application of the term shall not be affected thereby.

Article XIII.

DEFINITIONS

Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage may be used interchangeably in the singular or plural form and the word “Mortgagor” shall mean “each Mortgagor and any subsequent owner or owners of the Property or any part thereof or any interest therein,” the word “Mortgagee” shall mean “Mortgagee and any subsequent holder of the Note,” the word “Note” shall mean “the Note and any other evidence of indebtedness secured by this Mortgage,” the word “Property” shall include any portion of the Property and any interest therein, and the phrases “attorneys’ fees”, “legal fees” and “counsel fees” shall include any and all attorneys’, paralegal and law clerk reasonable fees and disbursements, including, but not limited to, reasonable fees and disbursements at the pre-trial, trial and appellate levels, incurred or paid by Mortgagee in protecting its interest in the Property, the Leases and/or the Rents and/or in enforcing its rights hereunder. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.

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Article XIV.

MISCELLANEOUS PROVISIONS

Section 14.01    No Oral Change. This Mortgage, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Mortgagor or Mortgagee, but only by an agreement in writing signed by the party(ies) against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

Section 14.02    Successors and Assigns. This Mortgage shall be binding upon, and shall inure to the benefit of, Mortgagor and Mortgagee and their respective successors and permitted assigns, as set forth in the Loan Agreement.

Section 14.03    Inapplicable Provisions. If any provision of this Mortgage is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Mortgage, such provision shall be fully severable and this Mortgage shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Mortgage, and the remaining provisions of this Mortgage shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Mortgage, unless such continued effectiveness of this Mortgage, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

Section 14.04     Headings, Etc. The headings and captions of the various Sections of this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

Section 14.05     Subrogation. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Mortgagee shall be subrogated to all of the rights, claims, liens, titles and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles and interests, if any, are not waived, but rather are continued in full force and effect in favor of Mortgagee and are merged with the Lien and security interest created herein as cumulative security for the payment, performance and discharge of the Obligations (including, but not limited to, the payment of the Debt).

Section 14.06     Entire Agreement. The Note, the Loan Agreement, this Mortgage and the other Loan Documents constitute the entire understanding and agreement between Mortgagor and Mortgagee with respect to the transactions arising in connection with the Obligations and supersede all prior written or oral understandings and agreements between Mortgagor and Mortgagee with respect thereto. Mortgagor hereby acknowledges that, except as incorporated in writing in the Note, the Loan Agreement, this Mortgage and the other Loan Documents, there are not, and were not, and no Persons are or were authorized by Mortgagee to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Note, the Loan Agreement, this Mortgage and the other Loan Documents.

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Section 14.07     Limitation on Mortgagee’s Responsibility. No provision of this Mortgage shall operate to place any obligation or liability for the control, care, management or repair of the Property upon Mortgagee, nor shall it operate to make Mortgagee responsible or liable for any waste committed on the Property by the Tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any Tenant, licensee, employee or stranger. Nothing herein contained shall be construed as constituting Mortgagee a “mortgagee in possession.”

Section 14.08     Recitals. The recitals hereof are a part hereof, form a basis for this Mortgage and shall be considered prima facie evidence of the facts and documents referred to therein.

Article XV.

STATE-SPECIFIC PROVISIONS

Section 15.01     Principles of Construction. In the event of any inconsistencies between the terms and conditions of this Article 15 and the other terms and conditions of this Mortgage, the terms and conditions of this Article 15 shall control and be binding.

(a)          THIS MORTGAGE SHALL SECURE UNPAID BALANCES OF THE INDEBTEDNESS SECURED HEREBY WHETHER INCURRED BY MORTGAGOR AT THE DATE HEREOF OR AFTER THIS MORTGAGE IS DELIVERED FOR RECORDATION IN THE OFFICIAL RECORDS OF THE COUNTY IN WHICH THE PROPERTY IS LOCATED. THE MAXIMUM PRINCIPAL AMOUNT OF INDEBTEDNESS WHICH IS OR UNDER ANY CONTINGENCY MAY BE SECURED AT THE DATE OF EXECUTION HEREOF OR AT ANY TIME THEREAFTER BY THIS MORTGAGE IS SEVEN HUNDRED AND TEN MILLION AND 00/100 DOLLARS ($710,000,000.00), PLUS ALL AMOUNTS EXPENDED BY MORTGAGEE IN ACCORDANCE WITH THE LOAN DOCUMENTS TO PRESERVE, PROTECT AND ENFORCE THE LIEN OF THIS MORTGAGE OR TO PROTECT THE PROPERTY, OR THE VALUE THEREOF, INCLUDING, WITHOUT LIMITATION, ALL AMOUNTS IN RESPECT OF INSURANCE PREMIUMS AD ALL REAL ESTATE TAXES, CHARGES OR ASSESSMENTS IMPOSED BY LAW UPON SAID PREMISES, OR ANY OTHER AMOUNT, COST OR CHARGE TO WHICH MORTGAGEE MAY BECOME SUBROGATED UPON PAYMENT AS A RESULT OF MORTGAGOR’S FAILURE TO PAY AS REQUIRED BY THE TERMS OF THIS MORTGAGE, PLUS ALL ACCRUED BUT UNPAID INTEREST ON THE OBLIGATIONS SECURED HEREBY.

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(b)         Trust Fund for Advances. In compliance with Section 13 of the Lien Law of the State of New York, the Mortgagor will receive the advances secured by this Mortgage and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of the building(s) and other improvements located on the Property before using any part of the total of the same for any other purpose. Mortgagor will indemnify and hold Mortgagee harmless against any loss, liability, out-of-pocket cost or expense (including any judgments, attorneys’ fees or costs of appeal bonds) actually incurred, arising out of or relating to any proceedings instituted by any claimant alleging a violation by the Mortgagor of Article 3-A of the New York Lien Law.

(c)         New York Real Property Law Article 4-A. If this Mortgage shall be deemed to constitute a “mortgage investment” as defined by New York Real Property Law § 125, then this Mortgage shall and hereby does (i) confer upon Mortgagee the powers and (ii) impose upon Mortgagee the duties of trustees set forth in New York Real Property Law § 126.

(d)         Statement in Accordance with Section 253.1a(a) of the New York Tax Law. This Mortgage does not cover real property principally improved or to be improved by one or more structures containing in the aggregate not more than six (6) residential dwelling units, each having separate cooking facilities.

(e)         Statement in Accordance with Section 274-a of the New York Real Property Law. Mortgagee shall, within fifteen (15) days after written request, provide the Mortgagor with the statement required by Section 274-a of the New York Real Property Law.

(f)          Section 291-f of New York Real Property Law. Mortgagee shall have all of the rights set forth in Section 291-f of the Real Property Law of New York. For purposes of Section 291-f of the New York Real Property Law, all existing tenants and every tenant or subtenant who after the recording of this Mortgage, enters into a Lease upon the premises of any of the Property or who acquires by instrument of assignment or by operation of law a leasehold estate upon the Property is hereby notified that Mortgagor shall not, without obtaining Mortgagee’s prior consent in each instance, cancel, abridge or otherwise modify any Leases or accept prepayments for more than thirty (30) days of installments of rent to become due with respect to any Lease thereof having an unexpired term on the date of this Mortgage of five (5) years or more, except as expressly permitted under the Loan Agreement, and that any such cancellation, abridgement, modification or prepayment made by any such tenant or subtenant without either being expressly permitted under this Mortgage or receiving Mortgagee’s prior consent shall be voidable by Mortgagee at its option.

(g)         Sections 254, 271, 272 and 291-f of New York Real Property Law. All covenants of the Mortgagor herein contained shall be construed as affording to Mortgagee rights additional to and not exclusive of the rights conferred under the provisions of Sections 254, 271, 272 and 291-f of the Real Property Law of New York (except as provided in clause (h) below).

(h)         Real Property Law. The provisions of subsection 4 of Section 254 and subsection 2 of Section 271 of the New York Real Property Law covering the insurance of buildings against loss by fire shall not apply to this Mortgage. In the event of any conflict, inconsistency or ambiguity between the provisions of the Loan Agreement and the provisions of subsection 4 Section 254 or subsection 2 of Section 271 of the New York Real Property Law covering the insurance of buildings against loss by fire, the provisions of the Loan Agreement shall control.

23

(i)          RPAPL. If an Event of Default shall occur and be continuing, Mortgagee may elect to sell (and, in the case of any default of any purchaser, resell) the Property or any part thereof by exercise of the power of foreclosure or of sale granted to Mortgagee by Articles 13 or 14 (if the same shall be reinstated or a statute of similar impact shall be implemented) of the New York Real Property Actions and Proceedings Law (the “RPAPL”). In such case, Mortgagee may commence a civil action to foreclose this Mortgage pursuant to Article 13 of the RPAPL, or it may proceed and sell the Property pursuant to Article 14 (if the same shall be reinstated or a statute of similar impact shall be implemented) of the RPAPL to satisfy the Note and all other amounts secured hereby.

[NO FURTHER TEXT ON THIS PAGE]

24

IN WITNESS WHEREOF, this Mortgage has been executed by Mortgagor and Mortgagee as of the day and year first above written.

MORTGAGOR:

WWP OFFICE, LLC

By:	/s/ Peter S. Duncan
Name:
Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED MORTGAGE]

MORTGAGEE:

GERMAN AMERICAN CAPITAL CORPORATION

By:	/s/ David Goodman
	Name:	David Goodman
	Title:	Director

By:	/s/ Robert W. Pettinato
	Name:	Robert W. Pettinato
	Title:	Managing DIrector

BANK OF AMERICA, N.A.

By:	/s/ Steven Wasser
	Name:	Steven Wasser
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDED AND RESTATED MORTGAGE]

ACKNOWLEDGMENT

STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)

On the _21_ day of February in the year 2013 before me, the undersigned, a notary public in and for said state, personally appeared ___ Peter S. Duncan_________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity, and that by his/her/their signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan H. Shaw
Notary Public

[Notary Seal]	My commission expires:

[SIGNATURE PAGE TO AMENDED AND RESTATED MORTGAGE]

ACKNOWLEDGMENT

STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)

On the _21_ day of February in the year 2013 before me, the undersigned, a notary public in and for said state, personally appeared ___David Goodman____, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity, and that by his/her/their signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Robert E. Zalin
Notary Public

[Notary Seal]	My commission expires:

STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)

On the _21_ day of February in the year 2013 before me, the undersigned, a notary public in and for said state, personally appeared ___Robert W. Pettinato____, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity, and that by his/her/their signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Robert E. Zalin
Notary Public

[Notary Seal]	My commission expires:

[SIGNATURE PAGE TO AMENDED AND RESTATED MORTGAGE]

ACKNOWLEDGMENT

STATE OF ~~NEW YORK~~ North Carolina	)
) ss.
COUNTY OF ~~NEW YORK~~ Mecklenburg	)

On the _21_ day of February in the year 2013 before me, the undersigned, a notary public in and for said state, personally appeared _____Steven Wasser____________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity, and that by his/her/their signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Joellen D’Amico
Notary Public

[Notary Seal]	My commission expires: November 7, 2015

[SIGNATURE PAGE TO AMENDED AND RESTATED MORTGAGE]

EXHIBIT A

LEGAL DESCRIPTION

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of West 49th Street and the westerly line of 8th Avenue;

RUNNING THENCE westerly and along the northerly line of West 49th Street, 290.00 feet;

THENCE northerly and at right angles to West 49th Street, 200.83 feet to the southerly line of West 50th Street;

THENCE easterly and along the southerly line of West 50th Street, 290.00 feet to the westerly line of 8th Avenue;

THENCE southerly and along the westerly line of 8th Avenue, 200.83 feet to the northerly line of West 49th Street, at the point or place of BEGINNING.

Coordinates and bearings are in the system as established by the United States Coast and Geodetic Survey for the Borough of Manhattan.

TOGETHER with the benefits and subject to the burdens of a Reciprocal Easements Agreement made between ZCWK Associates L.P., ZCWK Plaza Associates and New York Communications Center Associates L.P. dated as of March 1, 1989 and recorded on March 8, 1989 in Reel 1544 Page 1101 and re-recorded on May 1, 1989 in Reel 1568 Page 399 as amended by Amendment to Reciprocal Easements Agreement dated as of April 12, 1989, and recorded on May 1, 1989 in Reel 1568 Page 451.

SCHEDULE 1

EXISTING MORTGAGE

WWP Mortgage, dated as of July 22, 2009, made by WWP Owner, LLC to Deutsche Bank AG, New York Branch, in the amount of $605,000,000, and recorded in the Register’s Office on July 27, 2009 under CRFN 2009000230346, and the amendments thereto, including:

(a)	Assumption Agreement, dated as of July 22, 2009, made by and among WWP Owner LLC, WWP Office, LLC and Deutsche Bank AG, New York Branch, and recorded in the Register's Office on July 27, 2009 under CRFN 2009000230350.

(b)	Amended and Restated Mortgage, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits, dated as of July 22, 2009, made by and between WWP Office, LLC and Deutsche Bank AG, New York Branch, and recorded in the Register's Office on July 27, 2009 under CRFN 2009000230351. (Note: the principal amount of the WWP Mortgage was reduced to $470,000,000.00.)

(c)	Assignment of Mortgage, dated as of September 29, 2009, made by Deutsche Bank AG, New York Branch, to Seawall SPC, acting solely for the account of Segregated Portfolio Series 2009-2, and recorded in the Register's Office on October 20, 2009 in CRFN 2009000341164.

(d)	Assignment of Mortgage, dated as of June 15, 2010, made by Seawall SPC, acting solely for the account of Segregated Portfolio Series 2009-1, to Sewall SPC, acting solely for the account of Segregated Portfolio Series 2010-1, and recorded in the Register's Office on July 22, 2010 in CRFN 2010000244314.

(e)	Assignment of Mortgage, dated as of March 10, 2011, made by Seawall SPC, acting solely for the account of Segregated Portfolio Series 2010-1, to Seawall SPC, acting solely for the account of Segregated Portfolio Series 2011-1, and recorded in the Register's Office on April 6, 2011 in CRFN 2011000122642.

(f)	Assignment of Mortgage, dated as of December 2, 2011, made by Seawall SPC, acting solely for the account of Segregated Portfolio Series 2011-1, to Sewall SPC, acting solely for the account of Segregated Portfolio Series 2011-2, and recorded in the Register's Office on January 3, 2012 in CRFN 2012000000150.

(g)	Assignment of Mortgage, dated as of December 2, 2011, made by Seawall SPC, acting solely for the account of Segregated Portfolio Series 2011-2, to Deutsche Bank AG, New York Branch, and recorded in the Register's Office on February 13, 2012 in CRFN 2012-0000-58562

(h)	Assignment of Mortgage, dated as of February 25, 2013, made by Deutsche Bank AG, New York Branch to German American Capital Corporation and Bank of America, N.A., and intended to be recorded in the Register’s Office simultaneously herewith. (See below regarding mortgage tax paid.)

2.	Gap Mortgage, dated as of the date hereof, made by WWP Office, LLC to German American Capital Corporation and Bank of America, N.A., in the amount of $240,000,000, and intended to be recorded in the Register’s Office simultaneously herewith. (Mortgage Tax Paid: $6,720,000)

Mortgage No. 1 was created by the split of that certain Worldwide Mortgage Lien, in the amount of $1,014,400,248.94 into two separate liens of $605,000,000 (which is evidenced by Mortgage No. 1) and $409,400,248.94 (which is evidenced by the Original Mortgage (as defined below), as further split and amended, and which was released from the premises described in Exhibit A herein by that certain Release of WWP Property, dated July 22, 2009, made by Deutsche Bank AG, New York Branch, and recorded in the Register’s Office on July 27, 2009 under CRFN 2009000230347) pursuant to that certain Mortgage Modification and Splitter Agreement, dated as of July 22, 2009, by and between WWP Owner, LLC and Deutsche Bank AG, New York Branch, and recorded in the Register’s Office on July 27, 2009 under CRFN 2009000230345, which Worldwide Mortgage Lien was created by the split of the Pooled Mortgage Lien (as defined below) pursuant to that certain Mortgage Modification and Splitter Agreement, dated as of March 5, 2009, by and among 1540 Broadway Owner, LLC, WWP Owner, LLC, NY-Worldwide Plaza, L.L.C., WWP Amenities MPH Lender, LLC and Deutsche Bank AG, New York Branch, and recorded in the Register’s Office on March 16, 2009 under CRFN 2009000075227. (Note: The Worldwide Mortgage Lien continues to be evidenced by the Original Mortgage, as further split and amended.)

For the purposes of this mortgage schedule the Pooled Mortgage Lien means that certain mortgage lien in favor of Deutsche Bank AG, New York Branch, in the amount of $1,249,400,248.94, created by the split of the Original Mortgage (as defined below) pursuant to that certain Mortgage Modification and Splitter Agreement, dated as of September 18, 2008, by and among 1540 Broadway Owner, LLC, Tower 56 Owner, LLC, WWP Owner, LLC, NY-Worldwide Plaza, L.L.C., WWP Amenities MPH Lender, LLC and Deutsche Bank AG, New York Branch and recorded in the Register’s Office on September 23, 2008 under CRFN 2008000377261. (Note: The Pooled Mortgage Lien continues to be evidenced by the Original Mortgage, as split and amended.)

For purposes of this mortgage schedule the “Original Mortgage” means that certain Amended, Restated and Consolidated Mortgage and Security Agreement, dated as of February 9, 2007, by 1540 Broadway Owner, LLC, 527 Madison Owner, LLC, Tower 56 Owner, LLC, WWP Owner, LLC, NY-Worldwide Plaza, L.L.C., and WWP Amenities MPH Lender, LLC to Deutsche Bank Trust Company Americas, recorded in the Register’s Office on 2/23/2007 under CRFN 2007000104159 and securing the amount of $1,600,000,000 (Mortgage Tax Paid on Original Mortgage: $38,338,521.21) and the amendments thereto, including:

(a)	Omnibus Amendment to Mortgage Loan Documents, dated as of 2/9/2007, between 1540 Broadway Owner, LLC, 527 Madison Owner, LLC, Tower 56 Owner, LLC, WWP Owner, LLC, NY-Worldwide Plaza, L.L.C., and WWP Amenities MPH Lender, LLC, Harry Macklowe, as Guarantor, Macklowe Management Co., Inc., as Old Manager, Macklowe Management, LLC, as New Manager, and Deutsche Bank Trust Company Americas; recorded in the Register’s Office on 6/22/2007 under CRFN 2007000322235.

(b)	Assignment of Mortgage made by Deutsche Bank Trust Company Americas to German American Capital Corporation, dated as of 4/3/2007, and recorded in the Register’s Office on 6/22/2007 under CRFN 2007000322236.

(c)	Second Omnibus Amendment to Mortgage Loan Documents, dated as of 5/15/2007 and effective 5/31/2007, between 1540 Broadway Owner, LLC, 527 Madison Owner, LLC, Tower 56 Owner, LLC, WWP Owner, LLC, NY-Worldwide Plaza, L.L.C., and WWP Amenities MPH Lender, LLC, Harry Macklowe, as Guarantor, and German American Capital Corporation; recorded in the Register’s Office on 6/22/2007 under CRFN 2007000322237.

(d)	Assignment of Mortgage made by German American Capital Corporation to LaSalle Bank National Association, as Trustee for the benefit of the holders of COMM 2007-FL14 Commercial Mortgage Pass-Through Certificates, dated as of 5/27/2007 and recorded in the Register’s Office on 1/29/2008 as CRFN 2008000038250.

(e)	Assignment of Mortgage made by LaSalle Bank National Association, as Trustee for the benefit of the holders of COMM 2007-FL14 Commercial Mortgage Pass-Through Certificates, to U.S. Bank National Association, as Trustee for the benefit of the holders of COMM 2007-FL14 Commercial Mortgage Pass-Through Certificates, dated as of 1/29/2008, and recorded in the Register’s Office on 5/2/2008 as CRFN 2008000177639.

(f)	Omnibus Agreement (Pool 1), dated as of 2/21/2008, by and among Deutsche Bank Trust Company Americas, as servicer, and the individuals and entities listed therein (Unrecorded).

(g)	Second Omnibus Amendment to Mortgage Loan Documents, by and among Deutsche Bank AG, New York Branch, Harry Macklowe, an individual, and 1540 Broadway Owner, LLC, 527 Madison Owner, LLC, Tower 56 Owner, LLC, WWP Owner, LLC, WWP Amenities MPH Lender, LLC, and NY-Worldwide Plaza, L.L.C, dated as of 5/15/2007 and recorded in the Register’s Office on 6/22/2007 as CRFN 2007000322237.

(h)	Assignment of Mortgage made by U.S. Bank National Association, as Trustee for the benefit of the holders of COMM 2007-FL14 Commercial Mortgage Pass-Through Certificates to Deutsche Bank AG, New York Branch, dated as of 4/14/2008 and recorded in the Register’s Office on 5/2/2008 as CRFN 2008000177641.

(i)	Third Omnibus Amendment to Mortgage Loan Documents, dated as of 4/14/2008, by and among Deutsche Bank AG, New York Branch, Harry Macklowe, an individual, and 1540 Broadway Owner, LLC, 527 Madison Owner, LLC, Tower 56 Owner, LLC, WWP Owner, LLC, WWP Amenities MPH Lender, LLC, and NY-Worldwide Plaza, L.L.C (Unrecorded).

(j)	Amendment to Amended, Restated and Consolidated Mortgage and Security Agreement, dated as of 9/17/2008, by and among Deutsche Bank AG, New York Branch, and 1540 Broadway Owner, LLC, 527 Madison Owner, LLC, Tower 56 Owner, LLC, WWP Owner, LLC, WWP Amenities MPH Lender, LLC, and NY-Worldwide Plaza, L.L.C. and recorded in the Register’s Office on 9/23/2008 under CRFN 2008000377257.

(k)	Partial Release by Deutsche Bank AG, New York Branch, dated as of 9/17/2008 and recorded in the Register’s Office on 9/23/2008 under CRFN 2008000377259. (Releases 527 Madison Avenue property from the lien of the Original Mortgage.)

(l)	Fourth Omnibus Amendment of Mortgage Loan Documents, dated as of 9/17/2008, by and among Deutsche Bank AG, New York Branch, and the individuals and entities listed therein (Unrecorded).

The Original Mortgage consolidated, among other things, the Original Tower 56 Mortgage and the Original World Wide Plaza Mortgage (each as defined below).

For the purposes of this mortgage schedule the “Original Tower 56 Mortgage” means that certain mortgage described as follows:

1.	Mortgage made by 56 & Park Properties to National Bank of North America, in the amount of $661,980.00, dated 6/5/1981 and recorded on 6/11/1981 in Reel 569 Page 1398. (Mortgage Tax Paid $9,930.00.)

(a)	Spreader Agreement made between National Bank of North America and Tower 56 Partner f/k/a 56 & Park Properties, dated 11/23/1981 and recorded on 11/29/1981 in Reel 597 Page 761. Spreads Mortgage No. 1 to include the benefits as contained in the Declaration of Restrictions and Zoning Lot Merger recorded in Reel 588 Page 596.

(b)	Assignment of Mortgage made by National Westminster Bank, USA f/k/a National Bank of North America to The Greater New York Savings Bank, dated 12/14/1983 and recorded on 12/15/1983 in Reel 745 Page 640. Assigns Mortgage No. 1.

2.	Mortgage made by 56 & Park Properties to National Bank of North America, in the amount of $3,254,260.00, dated 6/5/1981 and recorded on 6/11/1981 in Reel 569 Page 1408. (Mortgage Tax Paid $48,814.50.)

(a)	Spreader Agreement made between National Bank of North America and Tower 56 Partner f/k/a 56 & Park Properties, dated 11/23/1981 and recorded on 12/29/1981 in Reel 597 Page 593, Spreads Mortgage No. 2 to include the benefits as contained in the Declaration of Restrictions and Zoning Lot Merger recorded in Reel 588 Page 596.

(b)	Assignment of Mortgage made by National Westminster Bank, USA f/k/a National Bank of North America to The Greater New York Savings Bank, dated 12/14/1983 and recorded on 12/15/1983 in Reel 745 Page 630. Assigns Mortgage No. 2.

3.	Mortgage made by 56 & Park Properties to National Bank of North America, in the amount of $5,000,000,00, dated 6/5/1981 and recorded on 6/11/1981 in Reel 569 Page 1419. (Mortgage Tax Paid $75,000.00.)

(a)	Spreader Agreement made between National Bank of North America and Tower 56 Partner f/k/a 56 & Park Properties, dated 11/23/1981 and recorded on 12/29/1981 in Reel 597 Page 581. Spreads Mortgage No. 3 to include the benefits as contained in the Declaration of Restrictions and Zoning Lot Merger recorded in Reel 588 Page 596.

4.	Mortgage made by Tower 56 Partners f/k/a 56 & Park Properties to National Bank of North America, in the amount of $19,783,760.00, dated 1/29/1982 and recorded on 1/29/1982 in Reel 603 Page 1772, (Mortgage Tax Paid $296,757.00.). This Mortgage, by its terms, is consolidated with Mortgage No. 3 to form a single lien of $24,786,760.00.

(a)	Assignment of Mortgage made by National Westminster Bank, USA f/k/a National Bank of North America to The Greater New York Savings Bank, dated 12/14/1983 and recorded on 12/15/1983 in Reel 745 Page 633. Assigns Mortgage Nos. 3 and 4, as consolidated.

5.	Mortgage made by Tower 56 Partners f/k/a 56 & Park Properties to National Bank of North America, in the amount of $3,000,000.00, dated 11/19/1982 and recorded on 11/24/1982 in Reel 661 Page 1132. (Mortgage Tax Paid $67,500.00.)

(a)	Assignment of Mortgage made by National Westminster Bank, USA f/k/a National Bank of North America to The Greater New York Savings Bank, dated 12/14/1983 and recorded on 12/15/1983 in Reel 745 Page 637. Assigns Mortgage No. 5.

6.	Mortgage made by Tower 56 Partners f/k/a 56 & Park Properties to National Bank of North America, in the amount of $3,300,000.00, dated 12/14/1983 and recorded on 12/15/1983 in Reel 745 Page 613. (Mortgage Tax Paid $74,250.00.). This Mortgage, by its terms, is consolidated with Mortgage Nos. 1 through 5 to form a single lien of $35,000,000.00.

7.	Mortgage made by Tower 56 Partners f/k/a 56 & Park Properties to The Greater New York Savings Bank, in the amount of $4,000,000.00, dated 6/1/1984 and recorded on 6/5/1984 in Reel 799 Page 1350. (Mortgage Tax Paid $90,000.00.). This Mortgage, by its terms, is consolidated with Mortgage Nos. 1 through 6 to form a single lien of $39,000,000.00.

8.	Mortgage made by Tower 56 Partners f/k/a 56 & Park Properties to The Greater New York Savings Bank, in the amount of $4,000,000.00, dated 11/2/1984 and recorded on 11/7/1984 in Reel 845 Page 1536. (Mortgage Tax Paid $90,000.00.). This Mortgage, by its terms, is consolidated with Mortgage Nos. 1 through 7 to form a single lien of $43,000,000.00.

(a)	Assignment of Mortgage made by The Greater New York Savings Bank to Taiyo Kobe, Ltd., New York Branch, as Agent, dated 3/23/1987 and recorded on 4/1/1987 in Reel 1210 Page 1326. Assigns Mortgage Nos. 1 through 8, as consolidated.

9.	Mortgage made by Tower 56 Partners to Republic National Bank of New York, in the amount of $4,000,000.00, dated 3/29/1985 and recorded on 4/5/1985 in Reel 894 Page 1580. (Mortgage Tax Paid $90,000.00.)

(a)	Assignment of Mortgage made by Republic National Bank of New York to Taiyo Kobe Bank, Ltd., dated 3/19/1987 and recorded on 4/1/1937 in Reel 1210 Page 1330. Assigns Mortgage No. 9.

10.	Mortgage made by Tower 56 Partners to The Taiyo Kobe Bank, New York Branch, As Agent, in the amount of $7,000,000.00, dated 3/24/1987 and recorded on 4/1/1987 in Reel 1210 Page 1335. (Mortgage Tax Paid $157,500.00.). This Mortgage, by its terms, is consolidated with Mortgage Nos. 1 through 9 to form a single lien of $54,000,00000 and spread to include additional portions of the premises.

(a)	Assignment of Mortgage made by The Sakura Bank, Ltd. f/k/a The Mitsui Taiyo Bank, Ltd., New York Branch successor by merger to Taiyo Kobe Ltd., New York Branch to Cornerstone Properties Inc., dated as of 12/19/1995 and recorded on 12/21/1995 in Reel 2274 Page 504. Assigns Mortgage Nos. 1 through 10, as consolidated.

(b)	Modification and Severance Agreement made between Tower 56 Partners and Cornerstone Properties Inc., dated as of 4/25/1996 and recorded on 5/10/1996 in Reel 2322 Page 5. Modifies and splits Mortgage Nos. 1 through 10, as consolidated in the amount of $54,000,000.00 into two separate Mortgage Liens:

(i)	Substitute Mortgage No. 1 and Security Agreement in the amount of $18,000,000.00 (set forth as Mortgage 11 below); and

(ii)	Substitute Mortgage No. 2 and Security Agreement in the amount of $36,000,000.00 (which has since been paid off and is to be satisfied of record).

11.	Substitute Mortgage No. 1 made by Tower 56 Partners to Cornerstone Properties Inc., in the amount of $18,000,000.00, dated as of 4/25/1996 and recorded on 5/10/3996 in Reel 2322 Page 29. (Mortgage Tax Paid: None.)

(a)	Assignment of Mortgage made by Cornerstone Properties to Northwestern Mutual Life Insurance Company, dated as of 4/25/1996 and recorded on 5/10/1996 in Reel 2322 Page 40. Assigns Substitute Mortgage No. 1.

(b)	Amended and Restated Mortgage and Security Agreement made between CStone-New York Inc. and The Northwestern Mutual Life Insurance Company, dated as of 4/25/1996 and recorded on 5/10/1996 in Reel 2322 Page 48. Amends and restates Substitute Mortgage No. 1.

12.	Gap Mortgage, Security Agreement and Fixture Filing with Assignment of Rents and Proceeds made by Cornerstone New York LLC to The Northwestern Mutual Life Insurance Company, in the amount of $7,657,756.41. dated 10/1/1999 and recorded on 10/26/1999 in Reel 2979 Page 1976. (Mortgage Tax Paid $210,589.50.)

(a)	Consolidation, Amended and Restated First Mortgage, Security Agreement and Fixture Filing with Assignment of Rents and Proceeds made between Cornerstone New York LLC and The Northwestern Mutual Life Insurance Company, dated 10/1/1999 and recorded on 10/26/1999 in Reel 2979 Page 2006. Consolidates Mortgage Nos. 11 and 12 to form a single lien of $25,056,388.00.

(b)	Loan Modification Agreement made among EOP-Tower 56, LLC f/k/a Cornerstone New York LLC, EOP Operating Limited Partnership, Equity Office Properties Trust and The Northwestern Mutual Insurance Company, dated as of 6/19/2000 and recorded on 11/16/2000 in Reel 3190 Page 591. Modifies Mortgage Nos. 11 and 12, as consolidated.

13.	Assignment of Mortgage, dated as of February 9, 2007, from The Northwestern Mutual Insurance Company to Deutsche Bank Trust Company Americas, and recorded in the Register’s Office on 2/23/2007 under CRFN 2007000104158.

For the purposes of this affidavit the “Original World Wide Plaza Mortgage” means that certain mortgage described as follows:

14.	For Information:

Mortgage made by New York Communications Center Associates and ZCWK Associates to The Chase Manhattan Bank, N.A., in the amount of $111,200,000.00, dated as of 9/30/1986 and recorded on 10/1/1986 in Reel 1123 Page 249. (Mortgage Tax Paid $2,502,000.00.)

(a)	Assignment of Mortgage made by The Chase Manhattan Bank, N.A. to Canadian Imperial Bank of Commerce (New York) and Manufacturers Hanover Trust Company, dated 6/11/1987 and recorded on 6/12/1987 in Reel 1245 Page 704. Assigns mortgage #14.

(b)	Severance and Modification Agreement made between Canadian Imperial Bank of Commerce (New York), Manufacturers Hanover Trust Company, New York Communications Center Associates L.P. and ZCWK Associates L.P., dated as of 6/11/1987 and recorded on 6/12/1987 in Reel 1245 Page 708. Modifies and severs mortgage #14 into the following two liens:

(i)	Substitute mortgage in the amount of $88,678,058.00 recorded in Reel 1245 Page 841. (See Mortgage #15.)

(ii)	Substitute mortgage in the amount of $22,521,942.00 recorded in Reel 1245 Page 898. (See Mortgage #45.)

15.	Building Loan Mortgage I - Facility A, made by New York Communications Center Associates, L.P. and ZCWK Associates L.P. to Canadian Imperial Bank of Commerce (New York) and Manufacturers Hanover Trust Company, in the amount of $88,678,058.00, dated 6/11/87 and recorded on 6/12/87 in Reel 1245 Page 841. (Mortgage Tax Paid: None)

16.	Building Loan Mortgage II - Facility A, made by New York Communications Center Associates, L.P. and ZCWK Associates L.P. to Canadian Imperial Bank of Commerce (New York) and Manufacturers Hanover Trust Company, in the amount of $98,069,973.00, dated 6/11/87 and recorded 6/12/87 in Reel 1245 Page 954. (Mortgage Tax Paid: $2,206,575.00) - Which mortgage, by its terms, was consolidated with Mortgage #15 to form a single lien of $186,748,031.00.

17.	Building Loan Mortgage III - Facility A, made by New York Communications Center Associates, L.P. and ZCWK Associates L.P. to Canadian Imperial Bank of Commerce (New York) and Manufacturers Hanover Trust Company, in the amount of $75,000,000.00, dated 6/11/87 and recorded 5/27/88 in Reel 1408 Page 321 (Mortgage Tax Paid: $1,687,500.00) - Which mortgage, by its terms, was consolidated with Mortgages #15 and #16 to form a single lien of $261,748,031.00.

18.	Building Loan Mortgage IV - Facility A, made by New York Communications Center Associates, L.P. and ZCWK Associates L.P. to Canadian Imperial Bank of Commerce (New York) and Manufacturers Hanover Trust Company, in the amount of $75,000,000.00, dated 6/11/87 and recorded 11/16/88 in Reel 1494 Page 609. (Mortgage Tax Paid: $1,687,500.00) - Which mortgage, by its terms was consolidated with Mortgages #15 through #17 to form a single lien of $336,748,031.00.

(a)	Consent executed by ZCWK Plaza Associates (ZPA) dated as of 5/12/88 and recorded 11/16/88 in Reel 1494 page 667 (ZPA consents to Mortgages #1 through #4 being a lien on certain premises which are not part of this commitment and agrees to be a mortgagor therein).

(b)	Assignment of Mortgage made by Canadian Imperial Bank of Commerce (New York) and Manufacturers Hanover Trust Company to Deutsche Bank AG, dated as of 5/25/89 and recorded 5/31/89 in Reel 1582 Page 1835. Assigns Mortgages #15 through #18, as consolidated.

19.	For Information:

Mortgage made by New York Communications Center Associates and ZCWK Associates to The Chase Manhattan Bank, N.A,, in the amount of $41,700,000.00, dated 9/30/86 and recorded 10/1/86 in Reel 1123 Page 320. (Mortgage Tax Paid: $938,250,00.)

(a)	Assignment of Mortgage made by The Chase Manhattan Bank, N.A. to Canadian Imperial Bank of Commerce (New York) and Manufacturers Hanover Trust Company, dated 6/11/87 and recorded on 6/12/87 in Reel 1245 Page 704.

(b)	Severance Agreement made by and between Canadian Imperial Bank of Commerce (New York) and Manufacturers Hanover Trust Company and New York Communications Center Associates L.P. and ZCWK Associates L.P., dated 6/11/87 and recorded 6/12/87 in Reel 1245 Page 1013. Severs Mortgage #19 into two liens:

(i)	in the amount of $38,997,256.00 recorded in Reel 1245 Page 1152. (Released from theatre and condominium parcels and then spread back to cover those parcels - see Mortgage #20).

(ii)	in the amount of $2,702,744.00 recorded in Reel 1245 Page 1211. (Released from office parcel - see Mortgage #43).

20.	Project Loan Mortgage I - Facility A, made by New York Communications Center Associates, L.P. and ZCWK Associates L.P. to Canadian Imperial Bank of Commerce (New York) and Manufacturers Hanover Trust Company, in the amount of $38,997,256.00, dated 6/11/87 and recorded on 6/12/87 in Reel 1245 Page 1152. (Mortgage Tax Paid: None) - Amends and restates Mortgage #19(b)(i).

21.	Mortgage made by New York Communications Center Associates and ZCWK Associates to The Chase Manhattan Bank, N.A., in the amount of $2,100,000.00, dated 9/30/86 and recorded 10/1/86 in Reel 1123 Page 284. (Mortgage Tax Paid: $47,250.00)

(a)	Assignment of Mortgage made by The Chase Manhattan Bank, N.A. to Canadian Imperial Bank of Commerce (New York) and Manufacturers Hanover Trust Company, dated 6/11/87 and recorded on 6/12/87 in Reel 1245 Page 704.

(b)	Project Loan Mortgage II - Facility A, made by New York Communications Center Associates, L.P. and ZCWK Associates L.P. to Canadian Imperial Bank of Commerce (New York) and Manufacturers Hanover Trust Company, in the amount of $2,100,000.00, dated 6/11/1987 and recorded on 6/12/87 in Reel 1245 Page 1267. (Mortgage Tax Paid: None) - Amends and restates Mortgage #21.

22.	Project Loan Mortgage - Facility A, made by New York Communications Center Associates, L.P. and ZCWK Associates L.P. to Canadian Imperial Bank of Commerce (New York) and Manufacturers Hanover Trust Company, in the amount of $7,154,713.00, dated 6/11/87 and recorded 6/12/87 in Reel 1245 Page 1326. (Mortgage Tax Paid: $160,980.75) - Which mortgage, by its terms, was consolidated with Mortgages #20, 21 and #22 to form a single lien of $48,251,969.00.

(a)	Assignment of Mortgage made by Canadian Imperial Bank of Commerce and Manufacturers Hanover Trust Company to Deutsche Bank AG, dated 5/25/89 and recorded 5/31/89 in Reel 1582 Page 1835. Assigns Mortgages #20, #21 and #22 as consolidated.

23.	Building Loan Mortgage and Security Agreement made by Nova-Park New York, Inc. N.V. to Pacific Standard Life Insurance Company, in the amount of $24,500,000.00, dated 7/2/86 and recorded 7/8/86 in Reel 1085 Page 838. (Mortgage Tax Paid: $551,250.00)

(a)	Assignment of Mortgage made by Pacific Standard Life Insurance Company to L.G.S. Realty Corp., dated 9/30/88 and recorded 10/12/88 in Reel 1477 Page 1304.

(b)	Partial Release recorded (New York County) in Reel 1477 Page 1289.

(c)	Mortgage Lien Spreader Agreement made between Nova-Park New York, Inc. N.Y., L.G.S. Realty Corp. and Montague Associates, Inc. dated 4/17/89 and recorded 5/12/89 in Reel 1574 Page 855 (New York County) and at the City Register (Kings County) on 5/22/89 in Reel 2391 page 1791.

(d)	Partial Release recorded on 5/12/89 (New York County) in Reel 1574 Page 822 so as to encumber only the premises in Kings County (The Kings County Parcels).

(e)	Assignment of Mortgage made by L.G.S. Realty Corp. to DBGM Holding Corp., dated 5/23/89 and recorded 5/31/89 in Reel 2395 Page 1008 (Kings County).

(f)	Mortgage Spreader Agreement made between DBGM Holding Corp., Montague Associates, Inc. and New York Communications Center Associates, L.P., dated 5/23/89 and recorded 5/31/89 in Reel 1582 Page 2223 (New York County) and recorded on 5/31/89 in Reel 2395 Page 997 (Kings County).

(g)	Kings Parcels released by Partial Release recorded on 6/14/89 in Reel 2402 Page 280 so as to encumber only the Facility A (Office Parcel).

24.	Project Loan Mortgage and Security Agreement made by Nova-Park New York, Inc., N.Y. to Pacific Standard Life Insurance Company, in the amount $10,500,000.00, dated 7/2/86 and recorded 7/8/86 in Reel 1085 Page 904 (New York County). (Mortgage Tax Paid: $236,250.00)

(a)	Assignment of Mortgage made by Pacific Standard Life Insurance Company to L.G.S. Realty Corp., dated 9/30/88 and recorded 10/12/88 in Reel 1477 Page 1309 (New York County).

(b)	Partial Release recorded in Reel 1477 Page 1291.

(c)	Mortgage Lien Spreader Agreement made between Nova-Park New York, Inc., N.V., L.G.S. Realty Corp. and Montague Associates, Inc., dated 4/17/89 and recorded 5/12/89 in Reel 1574 Page 866 (New York County) and recorded on 5/22/89 in Reel 2391 Page 1766 (Kings County).

(d)	Partial Release recorded (New York County) on 5/12/89 in Reel 1574 page 825 so as to encumber only premises in Kings County, New York (The Kings Parcels).

(e)	Assignment of Mortgage made by L.G.S. Realty Corp, to DBGM Holding Corp., dated 5/23/89 and recorded 5/23/89 in Reel 2395 Page 1008 (Kings County).

(f)	Mortgage Spreader Agreement made between DBGM Holding Corp., Montague Associates, Inc. and New York Communication Center Associates, L.P., dated 5/23/89 and recorded 5/31/89 in Reel 1582 page 2223 (New York County) and on 5/31/89 in Reel 2395 Page 997 (Kings County).

(g)	Kings Parcels released by Partial Release recorded on 6/14/89 in Reel 2402 Page 280 so as to encumber only Facility A - (Office Parcel).

(h)	Assignment of Mortgage made by DBGM Holding Corp. to Deutsche Bank AG, dated 5/25/89 and recorded 5/31/89 in Reel 1582 Page 2234. Assigns Mortgages #24 and #25.

25.	Bank AG, in the amount of $3,431,984.00, dated 5/25/89 and recorded on 5/31/89 in Reel: 1582 Page 2258. (Mortgage Tax Paid: $77,220.00)

(a)	Mortgage Consolidation, Modification and Spreader Agreement made between New York Communications Center Associates, L.P. and Deutsche Bank AG dated 5/25/89 and recorded 5/31/89 in Reel 1582 Page 2263. Consolidate Mortgages #15, #16, #17, #18, #20, #21, #22, #23, #24, & #25 to form a single lien of $421,751,712.00 and modifies, extends and spreads the terms of same.

26.	Project Loan Mortgage made by New York Communications Center Associates, L.P. to Deutsche Bank AG, in the amount of $50,896,119.00, dated 5/25/89 and recorded 5/31/89 in Reel 1582 Page 2410. (Mortgage Tax Paid: $1,145,162.25)

27.	Building Loan Mortgage made by New York Communications Center Associates, L.P. to Deutsche Bank AG, in the amount of $25,663,282.00, dated 5/25/89 and recorded 5/31/89 in Reel 1582 Page 2340. (Mortgage Tax Paid: $577,424.25)

(a)	Mortgage Modification Agreement made between New York Communication Center Associates L.P. and Deutsche Bank AG dated 7/28/92 and recorded 8/14/92 in Reel 1896 Page 485. Modifies Mortgages #15, #16, #17, #18, #20, #22, #23, #24, & #25, as consolidated, and Mortgages #26 and #27.

28.	For Information Only:

Master Form of Mortgage, Conditions and Covenants (Office Tower) (“Master Form”) made by New York Communications Center Associates, L.P. to Deutsche Bank AG, dated 5/25/89 and recorded 5/31/89 in Reel 1583 Page 339.

29.	Accrued Interest Mortgage (No. 1) made by New York Communications Center Associates, L.P. to Deutsche Bank AG, in the amount of $452,995.81, dated 12/1/89 and recorded 12/5/89 in Reel 1644 Page 1532. (Mortgage Tax Paid: $10,192.50)

30.	Accrued Interest Mortgage (No. 2) made by New York Communications Center Associates, L.P. to Deutsche Bank AG, in the amount of $455,687.44, dated 6/1/90 and recorded 6/4/90 in Reel 1698 Page 101. (Mortgage Tax Paid: $10,253.75)

31.	Accrued Interest Mortgage (No. 3) made by New York Communications Center Associates, L.P. to Deutsche Bank AG, in the amount of $475,434.89, dated 12/1/90 and recorded 12/4/90 in Reel 1748 Page 153 (Mortgage Tax Paid: $13,073.50)

32.	Accrued Interest Mortgage (No, 4) made by New York Communications Center Associates, L.P. to Deutsche Bank AG, in the amount of $496,056.85, dated as of 6/1/91 and recorded 6/6/9 in Reel 1788 Page 982. (Mortgage Tax Paid: $13,642.75)

33.	Accrued Interest Mortgage made by New York Communications Center Associates, L.P. to Deutsche Bank AG, in the amount of $596,880.64, dated 6/1/91 and recorded 6/11/93 in Reel 1978 Page 464. (Mortgage Tax Paid: $16,414.75)

34.	Accrued Interest Mortgage (No. 5) made by New York Communications Center Associates, L.P. to Deutsche Bank AG, in the amount of $517,573,32, dated 12/1/91 and recorded 12/4/91 in Reel 1829 Page 2022. (Mortgage Tax Paid: $14,234.00)

35.	Accrued Interest Mortgage (No. 6) made by New York Communications Center Associates, L.P. to Deutsche Bank AG, in the amount of $540,023.06, dated 6/1/92 and recorded 6/2/92 in Reel 1875 Page 110. (Mortgage Tax Paid: $14,850.00)

36.	Accrued Interest Mortgage made by New York Communications Center Associates, L.P. to Deutsche Bank AG, in the amount $569,085.45, dated 12/1/92 and Recorded 1/7/93 in Reel 1934 Page 928. (Mortgage Tax Paid: $15,650.00)

(a)	(Prior and superior to Collateral Mortgage in Reel 1896 Page 434.)

37.	Accrued Interest Mortgage made by New York Communications Center Associates, L.P. to Deutsche Bank AG, in the amount of $622,770.34, dated 12/1/93 and recorded 12/23/93 in Reel 2039 Page 1615. (Mortgage Tax Paid: $17,127.00)

(a)	(Prior and superior to Collateral Mortgage in Reel 1896 Page 434.)

38.	Accrued Interest Mortgage made by New York Communications Center Associates, L.P. to Deutsche Bank AG, in the amount $649,783.00, dated 6/1/94 and recorded 6/27/94 in Reel 2109 Page 1162. (Mortgage Tax Paid: $17,869.56)

(a)	(Prior and superior to Collateral Mortgage in Reel 1896 Page 434.)

39.	Accrued Interest Mortgage made by New York Communications Center Associates, L.P, to Deutsche Bank AG, in the amount $1,948,745.13, dated 12/1/94 and recorded 12/28/94 in Reel 2167 Page 858. (Mortgage Tax Paid: $53,589.25)

(a)	(Prior and superior to Collateral Mortgage in Reel 1896 Page 434.)

40.	Accrued Interest Mortgage made by New York Communications Center Associates, L.P. to Deutsche Bank AG, in the amount $2,033,271.95, dated 6/1/95 and recorded 6/27/95 in Reel 2218 Page 1470. (Mortgage Tax Paid: $55,814.75)

(a)	(Prior and superior to Collateral Mortgage in Reel 1896 Page 434.)

41.	Accrued Interest Mortgage made by New York Communications Center Associates, L.P. to Deutsche Bank AG, in the amount $2,121,462.12, dated 12/1/95 and recorded 12/20/95 in Reel 2273 Page 2277. (Mortgage Tax Paid: $58,341.20)

(a)	(Prior and superior to Collateral Mortgage recorded in Reel 1896 Page 434.)

42.	Collateral Mortgage made by New York Communications Center Associates, L.P. to Deutsche Bank AG, in the amount of $55,388,886.00, dated 7/28/92 and recorded 8/14/92 in Reel 1896 Page 434. (Mortgage Tax Paid: None)

43.	Project Loan Mortgage I - Facility B (Substitute Mortgage) made by ZCWK Associates, L.P. to Canadian Imperial Bank of Commerce (New York), Manufacturers Hanover Trust Company, in the amount of $2,702,744.00, dated 6/11/1987 and recorded on 6/12/1987 in Reel 1245 Page 1211. (Mortgage Tax Paid: None.)

(a)	Assignment of Mortgage made by Canadian Imperial Bank of Commerce (New York), Manufacturers Hanover Trust Company to Deutsche Bank AG, dated 5/29/1989 and recorded on 5/31/1989 in Reel 1582 Page 2188. Assign Mortgages #43 and #44 as consolidated, #49 and #51.

44.	Project Loan Mortgage II - Facility B made by ZCWK Associates, L.P. to Canadian Imperial Bank of Commerce (New York), Manufacturers Hanover Trust Company, in the amount of $16,877,644.00, dated 6/11/1987 and recorded on 6/12/1987 in Reel 1245 Page 1441. (Mortgage Tax Paid $379,746.00.). This mortgage by its terms is consolidated with Mortgage #43 to form a single lien of $19,580,388.00.

(a)	Mortgage Deconsolidation Agreement made between ZCWK Associates, L.P.
and Canadian Imperial Bank of Commerce (New York), Manufacturers Hanover Trust Company, dated 5/25/1989 and recorded on 5/31/1989 in Reel 1582 Page 2020.

(b)	Assignment of Mortgage made by Canadian Imperial Bank of Commerce (New York), Manufacturers Hanover Trust Company to Deutsche Bank AG, dated 5/25/1989 and recorded on 5/31/1989 in Reel 1582 Page 2188. Assign Mortgages #43 and #44 as consolidated, #49 and #51.

45.	Substitute Building Loan Mortgage I - Facility B made by ZCWK Associates, L.P. to Canadian Imperial Bank of Commerce (New York), Manufacturers Hanover Trust Company, in the amount of $22,521,942.00, dated 6/11/1987 and recorded on 6/12/1987 in Reel 1245 Page 898. (Mortgage Tax Paid: None.). Amends and restates Mortgage #14(b)(ii), as severed.

46.	Building Loan Mortgage II - Facility B made by ZCWK Associates, L.P. to Canadian Imperial Bank of Commerce (New York), Manufacturers Hanover Trust Company, in the amount of $28,981,391.00, dated 6/11/1987 and recorded on 6/12/1987 in Reel 1245 Page 1384. (Mortgage Tax Paid $652,081.00.). This Mortgage and Mortgage #45 are consolidated to form a single lien of $51,503,333.00.

47.	Building Loan Mortgage III - Facility B made by ZCWK Associates, L.P. to Canadian Imperial Bank of Commerce (New York), Manufacturers Hanover Trust Company, in the amount of $37,500,000.00, dated 6/11/1987 and recorded on 4/25/1988 in Reel 1393 Page 943. (Mortgage Tax Paid $843,750.00.). This Mortgage and Mortgages #45 and #46 are consolidated to form a single lien of $89,003,333.00.

(a)	Consent executed by ZCWK Plaza Associates (ZPA), dated as of 4/20/1988 and recorded on 4/25/1988 in Reel 1393 Page 1000. ZPA consent to Mortgages 33, 34 and 35 being a lien on the theatre parcel and agrees to be a mortgagor therein.

(b)	Mortgage Deconsolidation Agreement made between ZCWK Associates, L.P. and Canadian Imperial Bank of Commerce (New York), Manufacturers Hanover Trust Company, dated 5/25/1989 and recorded on 5/31/1989 in Reel 1582 Page 1846.

(c)	Release of part of Mortgage Premises Agreement made by Canadian Imperial Bank of Commerce (New York), Manufacturers Hanover Trust Company to ZCWK Associates, L.P. and ZCWK Plaza Associates, dated 5/25/1989 and recorded on 5/31/1989 in Reel 1582 Page 2203.

(d)	Release of part of Mortgage Premises Agreement made by Canadian Imperial Bank of Commerce (New York), Manufacturers Hanover Trust Company to ZCWK Associates, L.P. and ZCWK Plaza Associates, dated 5/25/1989 and recorded on 5/31/1989 in Reel 1582 Page 2163.

48.	Building Loan Mortgage IV - Facility B made by ZCWK Associates, L.P. to Canadian Imperial Bank of Commerce (New York), Manufacturers Hanover Trust Company, in the amount of $37,500,000.00, dated 6/1/1987 and recorded on 9/29/1988 in Reel 1471 Page 2388. (Mortgage Tax Paid: $843,750.00.) This Mortgage and Mortgages #45, 46 and 47 to form a single lien of $126,503,233.00.

(a)	Consent executed by ZCWK Plaza Associates (ZPA), dated as of 4/20/1988 and recorded on 9/29/1988 in Reel 1471 Page 2446. ZPA consent to Mortgages 33 through 38 being a lien on the theatre parcel and agrees to be a mortgagor therein.

(b)	Mortgage Deconsolidation Agreement made between ZCWK Associates, L.P. and Canadian Imperial Bank of Commerce (New York), Manufacturers Hanover Trust Company, dated 5/25/1989 and recorded on 5/31/1989 in Reel 1582 Page 1846 deconsolidates Mortgages 32, 33, 34 and 35 into two liens:

(i)	$37,500,000.00 (Original Mortgage #48 - Reel 1471, Page 2388)

(ii)	89,003,333.00 (Existing mortgages #45, 46 and 47, as consolidated - Reel 1393, Page 943.)

(c)	Note and Mortgage Modification Agreement, dated as of 5/25/1989 and recorded on 5/31/1989 in Reel 1582 Page 1862, split and severs $37,500,000.00 mortgage into two liens:

(i)	Substitute Mortgage No. 1 - $8,672,360.00 recorded in Reel 1582 Page 1878. (See Mortgage #49)

(ii)	Substitute Mortgage No. 2 - $28,827,640.00 recorded in Reel 1582 Page 1934. (Released from Facility B)

49.	Substitute Building Loan Mortgage No. IV-A made by ZCWK Associates, L.P. to Canadian Imperial Bank of Commerce (New York), Manufacturers Hanover Trust Company, in the amount of $8,672,360.00, dated 6/11/1987 and recorded on 5/31/1989 in Reel 1582 Page 1878. (Mortgage Tax Paid: None.)

(a)	Assignment of Mortgage made by Canadian Imperial Bank of Commerce (New York), Manufacturers Hanover Trust Company to Deutsche Bank AG, dated 5/25/1989 and recorded on 5/31/1989 in Reel 1582 Page 2188. Assigns Mortgages #43 and #44 as consolidated, #49 and #51.

50.	Project Loan Mortgage III - Facility B made by ZCWK Associates, L.P. to Canadian Imperial Bank of Commerce (New York), Manufacturers Hanover Trust Company, in the amount of $4,808,635.00, dated as of 6/11/1987 and recorded on 1/3/1989 in Reel 1515 Page 1270. (Mortgage Tax Paid $108,193.50.). This Mortgage and Mortgages #43 and #44 are consolidated to form a single lien of $24,389,023.00.

(a)	Mortgage Deconsolidation Agreement made between ZCWK Associates, LP. And Canadian Imperial Bank of Commerce (New York), Manufacturers Hanover Trust Company, dated 5/25/1989 and recorded on 5/31/1989 in Reel 1582 Page 2020. Deconsolidates Mortgages #44, #45 and #51 into two liens:

(i)	$4,808,635.00 (Original mortgage - Mortgage # 50 - Reel 1515 Page 1270)

(ii)	$19,580,388.00 (Existing mortgages- Mortgages # 43 and 44 as consolidated - Reel 1245 Page 1441)

(b)	Note and Mortgage Modification Agreement, dated as of 5/25/1989 and recorded on 5/31/1989 in Reel 1582 Page 2036, split and severs $4,808,635.00 mortgage into two liens:

(i)	$2,568,501.00 (See Mortgage #51)

(ii)	$2,240,134.00 (Released from Facility B)

51.	Substitute Project Loan Mortgage No. III-A made by ZCWK Associates, L.P. and ZCWK Plaza Associates to Canadian Imperial Bank of Commerce (New York), Manufacturers Hanover Trust Company, in the amount of $2,568,301.00, dated 6/11/1987 and recorded on 5/31/1989 in Reel 1582 Page 2052. (Mortgage Tax Paid: None.)

(a)	Assignment of Mortgage made by Canadian Imperial Bank of Commerce (New York), Manufacturers Hanover Trust Company to Deutsche Bank AG, dated 5/25/1989 and recorded on 5/31/1989 in Reel 1582 Page 2188. Assigns Mortgages #43 and #44 as consolidated, #49 and #51.

52.	Subordinate Acquisition Loan Mortgage made by Nova Park New York Inc. to Pacific Standard Life Insurance Company, in the amount of $10,000,000.00, dated 7/2/1986 and recorded on 7/8/1986 in Reel 1085 Page 970. (Mortgage Tax Paid $225,000.00.)

(a)	Assignment of Mortgage made by Pacific Standard Life Insurance Company to LOS Realty Corp., dated 9/10/1986 and recorded on 10/12/1988 in Reel 1477 Page 1313. Assigns Mortgage #52.

(b)	Assignment of Mortgage made by LOS Realty Corp. to DBOM Holding Corp., dated 5/23/1989 and recorded on 5/31/1989 in Reel 2395 Page 1008 (Kings County). Assigns Mortgage #52.

(c)	Spreader Agreement made between DBOM Holdings Corp. and Montque Associates, Inc., ZCWK Associates, L.P. and ZCWK Plaza Associates, dated 5/23/1989 and recorded on 5/31/1989 in Reel 1582 Page 2237 (New York County and Reel 2305 Page 1014 (Kings County). Spreads Mortgage #52.

(d)	Released from Kings County Parcels by Release recorded 6/14/1989 in Reel 2402 Page 288, so as to encumber Facility B only. The lien of mortgage on Reel 1085 Page 970 spread to cover premises.

(e)	Assignment of Mortgage made by DBOM Holdings Corp. to Deutsche Bank AG, dated 5/25/1989 and recorded on 5/31/1989 in Reel 1582 Page 2254. Assigns Mortgage #52.

53.	Mortgage made by ZCWK Associates, L.P. and ZCWK Plaza Associates to Deutsche Bank AG, in the amount of $2,532,479.00, dated 5/25/1989 and recorded on 5/31/1989 in Reel 1582 Page 2492. (Mortgage Tax Paid $56,981.25.)

(a)	Mortgage Consolidation, Modification, Extension and Spreader Agreement made between ZCWK Associates, L.P. and ZCWK Plaza Associates and Deutsche Bank AG, dated 5/25/1989 and recorded on 5/31/1989 in Reel 1583 Page 1. Consolidates Mortgages #43, #44, #49, #51, #52 and #53 to form a single lien of $43,353,728.00 and modifies, extends and spreads same.

54.	Building Loan Mortgage made by ZCWK Associates L.P. and ZCWK Plaza Associates to Deutsche Bank AG, in the amount of $8,214,923.00, dated 5/25/1989 and recorded on 5/31/1989 in Reel 1583 Page 84. (Mortgage Tax Paid $184,830.25.)

55.	Project Loan Mortgage made by ZCWK Associates L.P. and ZCWK Plaza Associates to Deutsche Bank AG, in the amount of $3,820,235.00, dated 5/25/1989 and recorded on 5/31/1989 in Reel 1583 Page 163. (Mortgage Tax Paid $85,954.50)

56.	Accrued Interest Mortgage (No. 1) made by ZCWK Associates L.P. and ZCWK Plaza Associates to Deutsche Bank AG, in the amount of $50,332.87, dated 12/5/1989 and recorded on 12/5/1989 in Reel 1644 Page 1537. (Mortgage Tax Paid $1,131.79.)

57.	Accrued Interest Mortgage (No. 2) made by ZCWK Associates L.P. and ZCWK Plaza Associates to Deutsche Bank AG, in the amount of $50,631.94, dated 6/1/1990 and recorded on 8/4/1990 in Reel 1698 Page 89. (Mortgage Tax Paid $1,138.50.)

58.	Accrued Interest Mortgage (No. 3) made by ZCWK Associates L.P. and ZCWK Plaza Associates to Deutsche Bank AG, in the amount of $52,846.13, dated 12/1/1990 recorded on 12/4/1990 in Reel 1748 Page 158. (Mortgage Tax Paid $1,452.00.)

59.	Accrued Interest Mortgage (No. 5) made by ZCWK Associates L.P. and ZCWK Plaza Associates to Deutsche Bank AG, in the amount of $57,829.95, dated 12/1/1991 and recorded on 12/4/1991 in Reel 1829 Page 2009. (Mortgage Tax Paid $1,581.25.)

60.	For Information Only:

Master Form of Mortgage Conditions and Covenants (Amenities) (“Master Form”) -Facility B made by ZCWK Associates L.P. and ZCWK Plaza Associates to Deutsche Bank AG, dated 5/25/1989 and recorded on 5/31/1989 in Reel 1583 Page 355. (Mortgage Tax Paid: None.)

61.	Accrued Interest Mortgage (Amenities) made by ZCWK Associates L.P. and ZCWK Plaza Associates to Deutsche Bank AG, in the amount of $60,025.31, dated 6/1/1992 and recorded on 6/5/1992 in Reel 1875 Page 2268. (Mortgage Tax Paid $1,650.00). This mortgage is prior to and superior to the Collateral Mortgage (Amenities Mortgage) in Reel 1583 Page 242.

62.	Accrued Interest Mortgage (Amenities) made by ZCWK Associates L.P. and ZCWK Plaza Associates to Deutsche Bank AG, in the amount of $62,628.91, dated 12/1/1992 and recorded on 1/7/1993 in Reel 1934 Page 932. (Mortgage Tax Paid $1,721.50.). This mortgage is prior to and superior to the Collateral Mortgage (Amenities Mortgage) in Reel 1583 Page 242.

63.	Accrued Interest Mortgage (Amenities) made by ZCWK Associates L.P. and ZCWK Plaza Associates to Deutsche Bank AG, in the amount of $65,345.44, dated 6/1/1993 and recorded on 6/21/1993 in Reel 1980 Page 2369. (Mortgage Tax Paid $1,795.75.). This mortgage is prior to and superior to the Collateral Mortgage (Amenities Mortgage) in Reel 1583 Page 242.

64.	Accrued Interest Mortgage (Amenities) made by ZCWK Associates L.P. and ZCWK Plaza Associates to Deutsche Bank AG, in the amount of $68,179.79, dated 12/1/1993 and recorded on 12/23/1993 in Reel 2039 Page 1619. (Mortgage Tax Paid $1,875.50.). This mortgage is prior to and superior to the Collateral Mortgage (Amenities Mortgage) in Reel 1583 Page 242.

65.	Accrued Interest Mortgage (Amenities) made by ZCWK Associates L.P. and ZCWK Plaza Associates to Deutsche Bank AG, in the amount of $212,694.87, dated 12/1/1994 and recorded on 1/5/1995 in Reel 2170 Page 758. (Mortgage Tax Paid $8,849.25.). This mortgage is prior to and superior to the Collateral Mortgage (Amenities Mortgage) in Reel 1583 Page 242.

66.	Accrued Interest Mortgage (Amenities) made by ZCWK Associates L.P. and ZCWK Plaza Associates to Deutsche Bank AG, in the amount of $221,920.51, dated 6/1/1995 and recorded on 6/27/1995 in Reel 2218 Page 1459. (Mortgage Tax Paid $6,102.25.). This mortgage is prior to and superior to the Collateral Mortgage (Amenities Mortgage) in Reel 1583 Page 242.

67.	Accrued Interest Mortgage (Amenities) made by ZCWK Associates L.P. and ZCWK Plaza Associates to Deutsche Bank AG, in the amount of $231,546.32, dated 12/1/1995 and recorded on 12/20/1995 in Reel 2273 Page 2266. (Mortgage Tax Paid $1,721.50.). This mortgage is prior to and superior to the Collateral Mortgage (Amenities Mortgage) in Reel 1583 Page 242.

68.	Collateral (Amenities Fourth Mortgage) Mortgage made by ZCWK Associates L.P. and ZCWK Plaza Associates to Deutsche Bank AG, in the amount of $498,311,114.00, dated 5/25/1989 and recorded on 5/31/1989 in Reel 1583 Page 242. (Mortgage Tax Paid: None.)

(a)	Mortgage Modification Agreement (Amenities) made between ZCWK Associates L.P. and ZCWK Plaza Associates, dated as of 7/28/1992 and recorded on 8/14/1992 in Reel 1896 Page 465. Modifies Mortgage #60 and subordinates Mortgage #68 to Deferred Interest Mortgage (Amenities) of even date.

69.	Accrued Interest Mortgage (Amenities) made by ZCWK Associates L.P. and ZCWK Plaza Associates to Deutsche Bank AG, in the amount of $2,213,483.67, dated 6/1/1996 and recorded on 7/2/1996 in Reel 2339 Page 2408. (Mortgage Tax Paid $60,871.25.)

70.	Accrued Interest (Amenities) Mortgage made by ZCWK Associates L.P. and ZCWK Plaza Associates to Deutsche Bank AG, in the amount of $241,589.64, dated 6/1/1996 and recorded on 7/2/1996 in Reel 2339 Page 2413. (Mortgage Tax Paid $6,644.00.)

71.	Consolidation and Modification Agreement made between New York Communications Center Associates L.P. and Deutsche Bank AG, dated as of 10/25/1996 and recorded on 11/15/1996 in Reel 2392 Page 1438. Consolidates Mortgages #15 through #27, #29 through #41, #49 through #59 and #61 through #67 and #69 and #70 to form a single lien of $568,894.000.00.

72.	Consolidated and Restated Mortgage Agreement made between New York Communications Center Associates L.P. and Deutsche Bank AG, dated as of 10/25/1996 and recorded on 11/15/1996 in Reel 2392 Page 1476.

73.	Note and Mortgage Severance and Modification Agreement made between New York Communications Center Associates L.P. and Deutsche Bank AG, dated as of 10/25/1996 and recorded on 11/15/1996 in Reel 2392 Page 1543. Splits and severs Mortgage #72 into five liens:

(a)	Restated First Mortgage in the amount of $290,000,000.00, and recorded in Reel 2392 Page 1585. (See Mortgage #74.)

(b)	Restated Second Mortgage in the amount of $55,000,000.00, and recorded in Reel 2392 Page 1708. (Released from Lot 29.)

(c)	Restated Third Mortgage in the amount of $40,000,000.00, and recorded in Reel 2392 Page 1757. (Released from Lot 29.)

(d)	Restated Fourth Mortgage in the amount of $30,000,000.00, and recorded in Reel 2392 Page 1808. (Released from Lot 29); and

(e)	Restated Fifth Mortgage in the amount of $153,894,404.00, and recorded in Reel 2392 Page 1855. (Released from Lot 29.)

74.	Restated First Mortgage made by New York Communications Center Associates L.P. to Deutsche Bank AG, in the amount of $290,000,000.00, dated as of 10/25/1996 and recorded on 11/15/1996 in Reel 2392 Page 1585. (Mortgage Tax Paid: None.)

(a)	Assignment of Mortgage from Deutsche Bank AG to Lehman Brothers Holdings Inc. doing business as Lehman Capital, a Division of Lehman Brothers Holdings Inc. dated as of 10/25/1996 and recorded on 11/15/1996 in Reel 2392 Page 1628. Assigns Mortgage 61.

(b)	Amended and Restated Mortgage and Security Agreement between New York Communications Center Associates L.P. and Lehman Brothers Holdings, Inc. doing business as Lehman Capital, a Division of Lehman Brothers Holdings Inc. dated as of 10/25/1996 and recorded on 11/15/1996 in Reel 2392 Page 1635. Amends and restates Mortgage #14.

(c)	Amended and Restated Mortgage and Security Agreement between BRE/Worldwide LLC and Lehman Brothers Holdings Inc. doing business as Lehman Capital, a Division of Lehman Brothers Holdings Inc. dated as of 6/11/1997 and recorded on 4/27/1998 in Reel 2566 Page 1971. Amends and Restates Mortgage #74 in the current amount of $275,000,000.00.

(d)	Assumption Agreement between New York Communications Center Associates, L.P., BRE/Worldwide LLC, and Lehman Brothers Holdings, Inc., doing business as Lehman Capital, a divisions of Lehman Brothers Holdings, Inc., dated as of 6/11/1997 and to be recorded in the New York City Registers Office.

(e)	Assignment of Mortgage made by LaSalle National Bank, Trustee under that certain Pooling and Servicing Agreement dated as of October 11, 1997 for Mortgage Pass-Through Certificates Series 1997 - LL1, through its Master Services, GMAC Commercial Mortgage Corporation, to Riverside Finance Company, L.L.C., dated 7/8/2004 and recorded 7/8/2005 under CRFN 2005000384006. Assigns Mortgage No. 61

(f)	Agreement of Confirmation, Reaffirmation and Modification of Mortgage and Note made by EOP-Worldwide, L.L.C to Riverside Finance, L.L.C., dated as of 7/9/2004 and recorded 7/8/2005 under CRFN 2005000384007.

75.	Assignment of Mortgage dated as of February 8, 2007, from Riverside Finance, L.L.C. to Deutsche Bank Trust Company Americas, and recorded in the Register’s Office on 2/23/2007 under CRFN 2007000104157.